         As filed with the Securities and Exchange Commission on August 29, 2006

                                                      1933 Act File No. 33-37615
                                                      1940 Act File No. 811-6174

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 27


                                       AND

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 31


                           MFS(R) INSTITUTIONAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000
            Susan S. Newton, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


|_| immediately upon filing pursuant to paragraph (b)
|_| on [date] pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)
|X| on October 28, 2006 pursuant to paragraph (a)(i)
|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [date] pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

===============================================================================

--------------------------------------------------------------------------------
MFS INSTITUTIONAL TRUST PROSPECTUS NOVEMBER 1, 2006

This Prospectus describes the MFS Institutional International Equity Fund, MFS Institutional International Research Equity Fund, MFS Institutional Large Cap Growth Fund, and MFS Institutional Large Cap Value Fund.


The investment objective of the MFS Institutional International Equity Fund is to seek capital appreciation.

The investment objective of the MFS Institutional International Research Equity Fund is to seek capital appreciation.

The investment objective of the MFS Institutional Large Cap Growth Fund is to seek capital appreciation.

The investment objective of the MFS Institutional Large Cap Value Fund is to seek capital appreciation.




[TABLE OF CONTENTS
 -----------------

RISK RETURN SUMMARY .....................................

EXPENSE SUMMARY .........................................

CERTAIN INVESTMENT STRATEGIES AND RISKS..................

MANAGEMENT OF THE FUND...................................

DESCRIPTION OF SHARE CLASSES.............................

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES .............

OTHER INFORMATION .......................................

FINANCIAL HIGHLIGHTS.....................................]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

  I. RISK RETURN SUMMARY

  MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND

> INVESTMENT OBJECTIVE

  The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

> PRINCIPAL INVESTMENT STRATEGIES

  MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's assets in equity securities.

  MFS normally invests the fund's assets primarily in foreign securities, including emerging market securities.

  In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

  MFS may invest the fund's assets in companies of any size.

  MFS may also invest the fund's assets in derivatives.

  MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

> PRINCIPAL INVESTMENT TYPES

  o Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

  o Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

> PRINCIPAL RISKS

  The principal risks of investing in the fund are:

  o Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

  o Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

  o Foreign Risk: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

  o Currency Risk. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

  o Emerging Markets Risk: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

  o Geographic Concentration Risk: Because MFS may invest a relatively large percentage of the fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

  o Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

  o Management Risk: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

  o Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

  o Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

  o Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

  o As with any mutual fund, you could lose money on your investment in the fund.

  An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

> BAR CHART AND PERFORMANCE TABLE

  The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

  o how the fund's performance over time compares with that of a broad measure of market performance, and

  o returns before the deduction of taxes and returns after the deduction of certain taxes for the fund's shares.

  The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

  BAR CHART

  The bar chart shows changes over time in the annual total returns of the fund for each calendar year for each year since it was offered, assuming the reinvestment of distributions.

                        1997                    10.82%
                        1998                     9.28%
                        1999                    34.81%
                        2000                    (7.18)%
                        2001                   (12.88)%
                        2002                    (6.57)%
                        2003                    31.02%
                        2004                    18.86%
                        2005                    12.92%

  The total return for the six month period ended June 30, 2006, was 11.55%. During the periods shown in the bar chart, the highest quarterly return was 25.82% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (16.28)% (for the calendar quarter ended September 30, 1998).

  PERFORMANCE TABLE

  This table shows how the average annual total returns of the fund's shares, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance, and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

  o after the deduction of taxes on distributions made on the fund's shares, such as capital gains and income distributions ("The Fund's Return After Taxes on Distributions"), and

  o after the deduction of taxes on both distributions made on the fund's shares and on redemption of the fund's shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of Fund Shares").

  AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                      1 Year   5 Years     Life#
    RETURNS BEFORE TAXES
    The Fund's Return Before Taxes                    12.92%     7.43%     9.92%
    RETURNS AFTER TAXES
    The Fund's Return After Taxes on Distributions 12.02% 6.96% 8.69% The Fund's Return After Taxes on Distributions
      and Sale of the Fund's Shares                    8.96%     6.27%     8.08%
    BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
    Morgan Stanley Capital International (MSCI)
      Europe, Australasia, Far East (EAFE) Index+*    14.02%     4.94%     6.18%

  ----------
  # "Life" refers to the period from the commencement of the fund's investment operations, January 30, 1996, through December 31, 2005. + Source: FactSet(R) Research Systems, Inc.
  * The MSCI EAFE Index measures the non-U.S. stock market.

  All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  MFS INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND

> INVESTMENT OBJECTIVE

  The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

> PRINCIPAL INVESTMENT STRATEGIES

  MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's assets in equity securities.

  MFS normally invests the fund's assets primarily in foreign securities, including emerging market securities.

  In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

  MFS may invest the fund's assets in companies of any size.

  MFS may also invest the fund's assets in derivatives.

  A team of investment research analysts selects investments for the fund. MFS allocates the fund's assets to analysts by broad market sectors.

  MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

> PRINCIPAL INVESTMENT TYPES

  o Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

  o Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

> PRINCIPAL RISKS

  The principal risks of investing in the fund are:

  o Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

  o Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

  o Foreign Risk: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

  o Currency Risk. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

  o Emerging Markets Risk: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

  o Geographic Concentration Risk: Because MFS may invest a relatively large percentage of the fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

  o Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

  o Management Risk: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

  o Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

  o Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

  o Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

  o As with any mutual fund, you could lose money on your investment in the fund.

  An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

> BAR CHART AND PERFORMANCE TABLE

  The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

  o how the fund's performance over time compares with that of a broad measure of market performance, and

  o returns before the deduction of taxes and returns after the deduction of certain taxes for the fund's shares.

  The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

  BAR CHART

  The bar chart shows changes over time in the annual total returns of the fund for each calendar year for each year since it was offered, assuming the reinvestment of distributions.

                        2003                    33.80%
                        2004                    20.41%
                        2005                    16.77%

  The total return for the six month period ended June 30, 2006, was 11.09%. During the periods shown in the bar chart, the highest quarterly return was 16.54% (for the calendar quarter ended December 31, 2003) and the lowest quarterly return was (6.69)% (for the calendar quarter ended March 31, 2003).

  PERFORMANCE TABLE

  This table shows how the average annual total returns of the fund's shares, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance, and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

  o after the deduction of taxes on distributions made on the fund's shares, such as capital gains and income distributions ("The Fund's Return After Taxes on Distributions"), and

  o after the deduction of taxes on both distributions made on the fund's shares and on redemption of the fund's shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of Fund Shares").

  AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                               1 Year      Life#
    RETURNS BEFORE TAXES
    The Fund's Return Before Taxes                             16.77%     19.12%
    RETURNS AFTER TAXES
    The Fund's Return After Taxes on Distributions             13.95%     17.31%
    The Fund's Return After Taxes on Distributions
      and Sale of the Fund's Shares                            12.42%     15.95%
    BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
    Morgan Stanley Capital International (MSCI)
      Europe, Australasia, Far East (EAFE) Index+*             14.02%     17.90%

  ----------
  # "Life" refers to the period from the commencement of the fund's investment operations, July 16, 2002, through December 31, 2005. + Source: FactSet(R) Research Systems, Inc.
  * The MSCI EAFE Index measures the non-U.S. stock market.

  All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  MFS INSTITUTIONAL LARGE CAP GROWTH FUND

> INVESTMENT OBJECTIVE

  The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

> PRINCIPAL INVESTMENT STRATEGIES

  MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's assets in issuers with large market capitalizations. MFS generally defines large market capitalization issuers as issuers with market capitalizations of at least $5 billion at the time of purchase. Issuers whose market capitalizations fall below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% policy.

  MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund's assets primarily in equity securities.

  MFS focuses on investing the fund's assets in the stock of companies it believes to have above average earnings growth potential compared other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

  MFS may also invest the fund's assets in derivatives.

  MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

> PRINCIPAL INVESTMENT TYPES

  o Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

  o Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

> PRINCIPAL RISKS

  The principal risks of investing in the fund are:

  o Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

  o Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

  o Growth Company Risk: The stock of growth companies can be more sensitive to the company's earnings and more volatile than the market in general.

  o Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

  o Management Risk: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

  o Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

  o Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

  o Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

  o As with any mutual fund, you could lose money on your investment in the fund.

  An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

> BAR CHART AND PERFORMANCE TABLE

  The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

  o how the fund's performance over time compares with that of a broad measure of market performance, and

  o returns before the deduction of taxes and returns after the deduction of certain taxes for the fund's shares.

  The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

  BAR CHART

  The bar chart shows changes over time in the annual total returns of the fund for each calendar year for each year since it was offered, assuming the reinvestment of distributions.

                        2001                   (25.11)%
                        2002                   (27.74)%
                        2003                    24.39%
                        2004                     7.46*%
                        2005                     2.60%

* The 2004 total return includes proceeds received by the fund as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Excluding the effect of this payment, the fund's 2004 annual total return would have been lower. (See Financial Highlights below for more information.)

  The total return for the six month period ended June 30, 2006, was (3.10)%. During the periods shown in the bar chart, the highest quarterly return was 14.86% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (21.91)% (for the calendar quarter ended September 30, 2001).

  PERFORMANCE TABLE

  This table shows how the average annual total returns of the fund's shares, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance, and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

  o after the deduction of taxes on distributions made on the fund's shares, such as capital gains and income distributions ("The Fund's Return After Taxes on Distributions"), and

  o after the deduction of taxes on both distributions made on the fund's shares and on redemption of the fund's shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of Fund Shares").

  AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)^

                                                               1 Year      Life#
    RETURNS BEFORE TAXES
    The Fund's Return Before Taxes                              2.60%    (6.70)%
    RETURNS AFTER TAXES
    The Fund's Return After Taxes on Distributions              2.47%    (6.89)%
    The Fund's Return After Taxes on Distributions
      and Sale of the Fund's Shares                             1.69%    (5.64)%
    BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
    Russell 1000 Growth Index+*                                 5.26%    (6.57)%

  ----------
  ^ A portion of the fund's returns includes proceeds received by the fund from non-recurring events (see "Financial Highlights").
  # "Life" refers to the period from the commencement of the fund's investment operations, February 22, 2000, through December 31, 2005.
  + Source:  FactSet(R) Research Systems, Inc.
  * The Russell 1000 Growth Index measures large-cap U.S. growth stocks.

  All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  MFS INSTITUTIONAL LARGE CAP VALUE FUND

> INVESTMENT OBJECTIVE

  The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

> PRINCIPAL INVESTMENT STRATEGIES

  MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's assets in issuers with large market capitalizations. MFS generally defines large market capitalization issuers as issuers with market capitalizations of at least $5 billion at the time of purchase. Issuers whose market capitalizations fall below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% policy.

  MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund's assets primarily in equity securities.

  MFS focuses on investing the fund's assets in the stock of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

  MFS may also invest the fund's assets in derivatives.

> PRINCIPAL INVESTMENT TYPES

  o Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities.

  o Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, indexed securities, inverse floating rate instruments, swaps, caps, floors, and collars.

> PRINCIPAL RISKS

  The principal risks of investing in the fund are:

  o Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

  o Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

  o Value Company Risk: The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

  o Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives involve risks different from, and potentially greater than, those of the underlying indicator(s). The value of a derivative can move in unexpected ways, which may result in unanticipated losses and increased volatility if the relationship between the value of the derivative and the value of the indicator(s) is different than expected, or if the value of the underlying indicator(s) does not move in the direction or to the extent anticipated. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Derivatives can be less liquid than other types of investments.

  o Management Risk: MFS' analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies.

  o Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

  o Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, each of which can make it more difficult to purchase and sell them at an acceptable price.

  o Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and some derivatives, can result in leverage. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

  o As with any mutual fund, you could lose money on your investment in the fund.

  An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

> BAR CHART AND PERFORMANCE TABLE

  The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

  o how the fund's performance over time compares with that of a broad measure of market performance, and

  o returns before the deduction of taxes and returns after the deduction of certain taxes for the fund's shares.

  The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

  BAR CHART

  The bar chart shows changes over time in the annual total returns of the fund for each calendar year for each year since it was offered, assuming the reinvestment of distributions.

                        2002                   (14.27)%
                        2003                    25.63%
                        2004                    15.98%
                        2005                     6.84%

  The total return for the six month period ended June 30, 2006, was 6.23%. During the periods shown in the bar chart, the highest quarterly return was 14.45% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (15.54)% (for the calendar quarter ended September 30, 2002).

  PERFORMANCE TABLE

  This table shows how the average annual total returns of the fund's shares, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance, and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

  o after the deduction of taxes on distributions made on the fund's shares, such as capital gains and income distributions ("The Fund's Return After Taxes on Distributions"), and

  o after the deduction of taxes on both distributions made on the fund's shares and on redemption of the fund's shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of Fund Shares").

  AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                               1 Year      Life#
    RETURNS BEFORE TAXES
    The Fund's Return Before Taxes                              6.84%      5.58%
    RETURNS AFTER TAXES
    The Fund's Return After Taxes on Distributions              4.77%      4.50%
    The Fund's Return After Taxes on Distributions
      and Sale of the Fund's Shares                             5.89%      4.33%
    BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
    Russell 1000 Value Index+*                                  7.05%      5.92%

  ----------
  # "Life" refers to the period from the commencement of the fund's investment operations, May 1, 2001 through December 31, 2005.
  + Source:  FactSet(R) Research Systems, Inc.
  * The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks.

  All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  II. EXPENSE SUMMARY

> EXPENSE TABLE

  This table describes the expenses that you may pay when you hold shares of the funds. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year. The fund's annual operating expenses may vary in future years.

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

                                                 INTERNATIONAL   LARGE    LARGE
                                  INTERNATIONAL   RESEARCH        CAP      CAP
                                     EQUITY        EQUITY       GROWTH    VALUE
                                      FUND          FUND         FUND     FUND

  Management Fee................      0.75%          0.75%       0.75%    0.60%
  Other Expenses(1).............      0.11%          0.23%       0.35%    0.15%
                                     -----          -----       -----    -----
  Total Annual Fund Operating
    Expenses(1).................      0.86%          0.98%       1.10%    0.75%
      Fee Reductions(2).........     (0.11)%        (0.13%)     (0.55%)  (0.20%)
                                     -----          -----       -----    -----
  Net Expenses(1)..................   0.75%          0.85%       0.55%    0.55%

(1) Each fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.
(2) MFS has agreed in writing to waive its management fee for Large Cap Growth Fund to 0.50% annually and for Large Cap Value Fund to 0.55% annually. This written agreement will continue until at least October 31, 2007. In addition, MFS has agreed in writing to assume and bear each fund's expenses (excluding management fees, distribution and service fees (if applicable), taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with fund investing activities and before accounting for the expense reduction arrangement described above), such that "Other Expenses" do not exceed the following rates: 0.00% for International Equity Fund and Large Cap Value Fund, 0.05% for Large Cap Growth Fund, and 0.10% for the International Research Equity Fund annually. This agreement will continue until at least October 31, 2007.

> EXAMPLE OF EXPENSES

  These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

  The examples assume that:

  o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

  o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

  o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above) .

  Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                         PERIOD
                                                         ------
  FUND                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
  ----                                  ------    -------    -------    --------
  International Equity Fund               $77       $263       $466      $1,051
  International Research Equity Fund       87        299        529       1,190
  Large Cap Growth Fund                    56        295        553       1,291
  Large Cap Value Fund                     56        220        397         912

  III. CERTAIN INVESTMENT POLICIES AND RISKS

> TURNOVER

  MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading can result in higher taxable gain distributions to shareholders and increases transaction costs, which may reduce the fund's return.

> TEMPORARY DEFENSIVE POLICY

  In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

> FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

  Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information ("SAI").

  IV. MANAGEMENT OF THE FUND

> INVESTMENT ADVISER

  Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

  For the fiscal year ended June 30, 2006, each of MFS Institutional International Equity Fund and MFS Institutional International Research Equity Fund paid MFS an effective management fee equal to 0.75% of each fund's average daily net assets; MFS Institutional Large Cap Growth Fund paid 0.50% of the fund's average daily net assets; and MFS Institutional Large Cap Value Fund paid 0.55% of the fund's average daily net assets. The management fee set out in the Investment Advisory Agreement for MFS Institutional International Equity Fund, MFS Institutional International Research Equity Fund, and MFS Institutional Large Cap Growth Fund is 0.75%, and for MFS Institutional Large Cap Value Fund is 0.60%, annually, of each fund's average daily net assets. For MFS Institutional Large Cap Growth Fund and MFS Institutional Large Cap Value Fund, MFS agreed in writing to reduce its fee to 0.50% and 0.55%, respectively, of the fund's average daily net assets. This written agreement will remain in effect until October 31, 2007.

  A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement is available in the fund's most recent semiannual report for the six month period that ends December 31, 2005 .

  MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $168 billion as of June 30, 2006.

  DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (MFS.COM), the following information is generally available to you:

  INFORMATION                            APPROXIMATE DATE OF POSTING TO WEB SITE

  Fund's top 10 securities holdings as   14 days after month end
    of each month's end

  Fund's full securities holdings as     29 days after month end
    of each month's end

  Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

> PORTFOLIO MANAGER(S)

  Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund.

FUND                           PORTFOLIO MANAGER(S)    PRIMARY ROLE         SINCE    TITLE AND FIVE YEAR HISTORY
--------------------------------------------------------------------------------------------------------------------
MFS Institutional              David R. Mannheim       Portfolio Manager     1996    Senior Vice President of MFS;
International Equity Fund                                                            employed in the investment
                                                                                     management area of MFS since
                                                                                     1988.
--------------------------------------------------------------------------------------------------------------------
                               Marcus Smith            Portfolio Manager     2001    Senior Vice President of MFS;
                                                                                     employed in the investment
                                                                                     management area of MFS since
                                                                                     1994.
--------------------------------------------------------------------------------------------------------------------
MFS Institutional              Jose Luis Garcia        Portfolio Manager     2005    Vice President of MFS; employed
International Research                                                               in the investment management
Equity Fund                                                                          area of MFS since 2002; Chief
                                                                                     Executive Officer of Telefonica
                                                                                     B2B (Mexico City) prior to
                                                                                     2002.
--------------------------------------------------------------------------------------------------------------------
                               Thomas Melendez         Portfolio Manager     2005    Vice President of MFS; employed
                                                                                     in the investment management
                                                                                     area of MFS since 2002; Emerging
                                                                                     Market Product Specialist for
                                                                                     Schroders Investment Management
                                                                                     (North America) prior to 2002.
--------------------------------------------------------------------------------------------------------------------
MFS Institutional Large Cap    Stephen Pesek           Portfolio Manager     1999    Senior Vice President of MFS;
Growth Fund                                                                          employed in the investment
                                                                                     management area of MFS since
                                                                                     1994.
--------------------------------------------------------------------------------------------------------------------
                               S. Irfan Ali            Portfolio Manager     2003    Senior Vice President of  MFS;
                                                                                     employed in the investment
                                                                                     management area of MFS since
                                                                                     1993.
--------------------------------------------------------------------------------------------------------------------
                               Maureen H. Pettirossi   Portfolio Manager     2005    Vice President of MFS; employed
                                                                                     in the investment management
                                                                                     area of MFS since 2002; Senior
                                                                                     Securities Analyst of Wilke/
                                                                                     Thompson Capital Management
                                                                                     prior to 2002.
--------------------------------------------------------------------------------------------------------------------
MFS Institutional Large Cap    Nevin P. Chitkara       Portfolio Manager     May     Vice President of MFS; employed
Value Fund                                                                   2006    in the investment management
                                                                                     area of MFS since 1997.
--------------------------------------------------------------------------------------------------------------------
                               Steven R. Gorham        Portfolio Manager     2002    Senior Vice President of MFS;
                                                                                     employed in the investment
                                                                                     management area of MFS since
                                                                                     1992.
--------------------------------------------------------------------------------------------------------------------

> ADMINISTRATOR

  MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is reimbursed for a portion of the costs it incurs in providing these services, including the costs of third parties who provide certain of these services.

> DISTRIBUTOR

  MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

> SHAREHOLDER SERVICING AGENT

  MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, including the costs of third parties who provide certain of these services and out-of-pocket expenses, plus a target profit margin.

  V. DESCRIPTION OF SHARE CLASSES

  Shares of each fund are generally only available to institutional clients of MFS and its affiliates and other similar investors. Each fund offers a single class of shares which are not subject to a sales charge or Rule 12b-1 distribution or service fee.

> FINANCIAL INTERMEDIARY COMPENSATION

  The term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS or one of its affiliates). Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation in the form of marketing support, program support, processing support, and/or other payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") from MFD's own additional resources.

  The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

  Financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

  These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support to MFD with respect to fund shares sold or held through the financial intermediary's distribution network. In the case of any one financial intermediary, marketing support payments generally will not exceed 10% of MFS first year management fee revenue attributable to assets of each fund held through such financial intermediary, as of the end of the calendar year. In addition, financial intermediaries may offer fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments for administrative and marketing services provided by a financial intermediary with respect to these programs or other programs. Payments for these arrangements may vary but generally will not exceed 0.35% of the average net assets in the program, at the end of each calendar year. The above-referenced limitations on marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. MFD may also make processing support payments to financial intermediaries to help offset the cost associated with client account maintenance support. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

  You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider a financial intermediary's sale of shares of a MFS fund as a factor when choosing brokers/dealers to effect portfolio transactions for the MFS funds.

  VI. HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

  You may purchase, redeem, and exchange shares of each fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies, and fees may differ from those discussed in this prospectus.

>  HOW TO PURCHASE SHARES

  Your shares will be bought at the net asset value per share next calculated after your purchase is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. Each fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. Each fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

  Each fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. Each fund must also take certain steps to verify that the account information you provide is correct.

  Shares may be purchased through MFSC. Prior to funding an account, a shareholder should notify MFSC by telephone of its intent to open an account, the method of funding the account, and to obtain a wire order number if funds are to be wired. The minimum initial investment is generally $3 million. MFSC may waive or lower minimums under certain circumstances. There is no minimum on additional investments.

  Payments by check should be made to the order of [insert name of fund] and sent to that particular fund as follows: MFS Service Center, Inc., P.O. Box 1400, Boston, MA 02107-9906.

  Payments of federal funds should be sent by wire to the custodian of the fund as follows: State Street Bank and Trust Company, Attn: Mutual Funds Division, for the account of: [Shareholder's name], Re: [insert name of fund] (Account No. 99034795) and Wire Number: [Assigned by telephone]. Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System.

  Shareholders should also send the completed Account Application to MFSC.

  Shares of each fund may be purchased with securities acceptable to that particular fund. A fund need not accept any security offered for an in-kind purchase unless it is consistent with that fund's investment objective, policies, and restrictions, and is otherwise acceptable to the fund. Securities accepted in-kind for shares will be valued in accordance with the fund's usual valuation procedures. Investors interested in making an in-kind purchase of fund shares must first telephone MFSC to advise of its intended action and obtain instructions for in-kind purchases.

> HOW TO REDEEM SHARES

  Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required if redemption proceeds are wired to a predesignated bank account.

  The fund sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, each fund may suspend redemptions or postpone payment. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

  You may redeem your shares by contacting MFSC directly.

  o By Mail. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

  o By Telephone. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service agreement if you wish to have proceeds wired to your bank account.

  Signature Guarantee/Additional Documentation. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions regarding your particular situation.

  Redemptions In Kind. Each fund has the right to pay the redemption amount by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to could incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

  Involuntary Redemptions. Each fund has reserved the right to redeem your shares without your permission when your account contains less than $500,000 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500,000.

  In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity.

> HOW TO EXCHANGE SHARES

  An exchange involves the redemption of shares of one fund and the purchase of shares of another fund. You can exchange shares of your fund for shares of any of the other funds described in this prospectus by contacting MFSC. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form. If you use an exchange to open a new account, the account must already be established and the exchange amount must meet initial minimum requirements.

  You should read the description of the fund into which you are exchanging and consider the differences in objectives, policies, and risks before making an exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

> OTHER CONSIDERATIONS

  Frequent Trading
  ----------------

  Purchase And Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

  Limitations On The Ability To Detect And Curtail Frequent Trading Practices. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

  In addition, the MFS funds receive purchase, exchange, and redemption orders through financial intermediaries and the MFS funds and their agents cannot always identify or reasonably detect frequent trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. The MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds and their agents may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

  Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

  In addition, to the extent that a fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. A fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

  To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

  Unauthorized Transactions
  -------------------------

  MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

  Ability to contact MFSC
  -----------------------

  Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

  Reservation of Other Rights
  ---------------------------

  In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

  Anti-Money Laundering Restrictions
  ----------------------------------

  Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. Each fund may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

  Confirmations in Quarterly Statements
  -------------------------------------

  Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

  VII. OTHER INFORMATION

> VALUATION

  The price of each fund's shares is based on its net asset value. The net asset value of each fund's shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each fund by the number of shares outstanding for that fund. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

  To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

  The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

  Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

  In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

> DISTRIBUTIONS

  Each fund intends to declare and pay a dividend to shareholders at least annually.

  Any capital gains are distributed at least annually.

> DISTRIBUTION OPTIONS

  The following distribution options are generally available:

  o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

  o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

  o Dividend and capital gain distributions in cash.

  The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

> TAX CONSIDERATIONS

  The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of a fund held through tax-exempt retirement plans.

  Each fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

  Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

  For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.

  Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

  A fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities. The MFS Institutional International Equity Fund and the MFS Institutional International Research Equity Fund generally will be eligible to elect to "pass through" to you foreign income taxes that it pays, in which case you must include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, a fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

  The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

  VIII. FINANCIAL HIGHLIGHTS

  The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. Each fund's independent registered public accounting firm is Deloitte & Touche LLP.

MFS INSTITUTIONAL
INTERNATIONAL EQUITY FUND

                                                                                  YEARS ENDED 6/30,
                                                                2006          2005         2004        2003        2002
Net asset value, beginning of period                         $    15.48    $    14.73    $  11.61    $  11.77    $ 12.17
                                                             ----------    ----------    --------    --------    -------
Income (loss) from investment operations
Net investment income (d)                                    $     0.68    $     0.26    $   0.21    $   0.17    $  0.09
Net realized and unrealized gain (loss) on
investments and foreign currency                                   3.72          1.34        2.97       (0.27)     (0.41)
                                                             ----------    ----------    --------    --------    -------
Total from investment operations                             $     4.40    $     1.60    $   3.18    $  (0.10)   $ (0.32)
                                                             ----------    ----------    --------    --------    -------
Less distributions declared to shareholders
From net investment income                                   $    (0.20)   $    (0.17)   $  (0.06)   $  (0.06)$    (0.08)
From net realized gain on investments
and foreign currency transactions                                 (0.46)        (0.68)          -           -          -
                                                             ----------    ----------    --------    --------    -------
Total distributions declared to shareholders                 $    (0.66)   $    (0.85)   $  (0.06)   $  (0.06)   $ (0.08)
                                                             ----------    ----------    --------    --------    -------
Net asset value, end of period                               $    19.22    $    15.48    $  14.73    $  11.61    $ 11.77
                                                             ==========    ==========    ========    ========    =======
Total return (%) (r)(s)                                           28.89         10.72       27.39       (0.82)     (2.50)
                                                             ----------    ----------    --------    --------    -------

Ratios (%) (to average net assets) and supplemental data:
Expenses before expense reductions (f)                             0.86          0.92        0.92        1.04       1.11
Expenses after expense reductions (f)                              0.75          0.75        0.75        0.78       0.86
Net investment income                                              3.82          1.68        1.57        1.66       0.79
Portfolio turnover                                                   45            45          53          55         73
Net assets at end of period (000 omitted)                    $1,963,531    $1,036,607    $604,987    $202,796    $68,193

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS INSTITUTIONAL
INTERNATIONAL RESEARCH EQUITY FUND


                                                                          YEARS ENDED 6/30,
                                                               2006        2005        2004      2003(C)
Net asset value, beginning of period                         $  13.56    $ 13.46     $  10.43    $ 10.00
                                                             --------    -------     --------    -------
Income (loss) from investment operations
Net investment income (d)                                    $   0.23    $  0.19     $   0.20    $  0.14
Net realized and unrealized gain (loss) on
investments and foreign currency                                 4.07       1.46         3.00       0.31
                                                             --------    -------     --------    -------
Total from investment operations                             $   4.30    $  1.65     $   3.20    $  0.45
                                                             --------    -------     --------    -------
Less distributions declared to shareholders
From net investment income                                   $  (0.20)   $ (0.16)    $  (0.10)   $ (0.02)
From net realized gain on investments
and foreign currency transactions                               (1.53)     (1.39)       (0.07)         -
                                                             --------    -------     --------    -------
Total distributions declared to shareholders                 $  (1.73)   $ (1.55)    $  (0.17)   $ (0.02)
                                                             --------    -------     --------    -------
Net asset value, end of period                               $  16.13    $ 13.56     $  13.46    $ 10.43
                                                             ========    =======     ========    =======
Total return (%) (r)(s)                                         32.97      11.97        30.82       4.49(n)
                                                             --------    -------     --------    -------
Ratios (%) (to average net assets) and supplemental data:
Expenses before expense reductions (f)                           0.98       0.98         1.03       1.11(a)
Expenses after expense reductions (f)                            0.85       0.85         0.85       0.85(a)
Net investment income                                            1.52       1.40         1.61       1.55(a)
Portfolio turnover                                                 92         93          109         97
Net assets at end of period (000 omitted)                    $184,634    $147,573    $103,857    $59,258

(a) Annualized.
(c) For the period from the commencement of the fund's investment operations, July 16, 2002, through the stated period end.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS INSTITUTIONAL LARGE CAP
GROWTH FUND

                                                                                  YEARS ENDED 6/30,
                                                               2006          2005          2004        2003        2002
Net asset value, beginning of period                         $  6.18       $  6.03       $   5.41    $   5.46    $   7.44
                                                             -------       -------       --------    --------    --------
Income (loss) from investment operations
Net investment income (d)                                    $  0.03       $  0.05       $   0.02    $   0.02    $    0.02
Net realized and unrealized gain (loss) on investments
and foreign currency                                            0.06(g)       0.17(g)        0.62       (0.05)      (1.98)
                                                             -------       -------       --------    --------    --------
Total from investment operations                             $  0.09       $  0.22       $   0.64    $  (0.03)   $  (1.96)
                                                             -------       -------       --------    --------    --------
Less distributions declared to shareholders
From net investment income                                   $ (0.02)      $ (0.07)      $  (0.02)   $  (0.02)   $  (0.02)
                                                             -------       -------       --------    --------    --------
Net asset value, end of period                               $  6.25       $  6.18       $   6.03    $   5.41    $   5.46
                                                             =======       =======       ========    ========    ========
Total return (%) (r)(s)                                         1.51          3.68(b)       11.80       (0.60)     (26.44)
                                                             -------       -------       --------    --------    --------
Ratios (%) (to average net assets) and supplemental data:
Expenses before expense reductions (f)                          1.10          0.96           0.84        0.87        0.88
Expenses after expense reductions(f)                            0.55          0.55           0.55        0.55        0.55
Net investment income                                           0.43          0.89           0.30        0.35        0.27
Portfolio turnover                                               109            89            119         213         217
Net assets at end of period (000 omitted)                    $23,265       $30,097       $130,539    $191,620    $180,275

(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS INSTITUTIONAL LARGE CAP
VALUE FUND

                                                                                YEARS ENDED 6/30,
                                                               2006       2005        2004        2003        2002
Net asset value, beginning of period                         $ 11.09    $  10.40    $   8.71    $   9.20    $  9.91
                                                             -------    --------    --------    --------    -------
Income (loss) from investment operations
Net investment income (d)                                    $  0.21    $   0.19    $   0.18    $   0.16 $     0.16
Net realized and unrealized gain (loss) on investments
and foreign currency                                            1.06        1.16        1.66       (0.51)     (0.82)
                                                             -------    --------    --------    --------    -------
Total from investment operations                             $  1.27    $   1.35    $   1.84    $  (0.35) $   (0.66)
                                                             -------    --------    --------    --------    -------
Less distributions declared to shareholders
From net investment income                                   $ (0.24)   $  (0.21)   $  (0.15)   $  (0.14) $   (0.05)
From net realized gain on investments
and foreign currency transactions                              (0.86)      (0.45)          -           -          -
                                                             -------    --------    --------    --------    -------
Total distributions declared to shareholders                 $ (1.10)   $  (0.66)   $  (0.15)   $  (0.14) $   (0.05)
                                                             -------    --------    --------    --------    -------
Net asset value, end of period                               $ 11.26    $  11.09    $  10.40    $   8.71 $     9.20
                                                             =======    ========    ========    ======== ==========
Total return (%) (r)(s)                                        12.06       13.05       21.23       (3.69)     (6.64)
                                                             -------    --------    --------    --------    -------
Ratios (%) (to average net assets) and supplemental data:
Expenses before expense reductions (f)                          0.75        0.73        0.71        0.76       0.77
Expenses after expense reductions (f)                           0.55        0.55        0.55        0.55       0.55
Net investment income                                           1.81        1.81        1.81        2.05       1.64
Portfolio turnover                                                50          36          69          68         60
Net assets at end of period (000 omitted)                    $97,148    $111,696    $122,848    $135,005    $69,242

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS INSTITUTIONAL TRUST

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741,
Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT MFS INSTITUTIONAL TRUST, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated November 1, 2006, provides more detailed information about the fund and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

      MFS Service Center, Inc.
      500 Boylston Street
      Boston, MA 02116-3741
      Telephone: 1-800-225-2606
      Internet: MFS.COM

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      100 F Street, N.E., Room 1580
      Washington, D.C., 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-5850. Reports and other information about the fund are available on the Edgar Database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Section at the above address.

          Each fund's Investment Company Act file number is 811-6174.

M F S(SM)
INVESTMENT MANAGEMENT(R)

                                                        STATEMENT OF ADDITIONAL
                                                        INFORMATION

                                                        NOVEMBER 1, 2006


MFS INSTITUTIONAL TRUST:

    MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND

    MFS INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND

    MFS INSTITUTIONAL LARGE CAP GROWTH FUND

    MFS INSTITUTIONAL LARGE CAP VALUE FUND

500 BOYLSTON STREET, BOSTON, MA 02116

This Statement of Additional Information ("SAI") contains additional information about each Fund and should be read in conjunction with each Fund's Prospectus dated November 1, 2006. Each Fund's financial statements are incorporated into this SAI by reference to each Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of each Fund's Prospectus and Annual Report without charge at MFS.COM or by contacting each Fund's transfer agent, MFS Service Center, Inc. (please see the back cover of this SAI for address and telephone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

  I. DEFINITIONS

  "International Equity Fund" - MFS Institutional International Equity Fund, a diversified series of the Trust.

  "International Research Equity Fund" - MFS Institutional International Research Equity Fund, a diversified series of the Trust.

  "Large Cap Growth Fund" - MFS Institutional Large Cap Growth Fund, a diversified series of the Trust.

  "Large Cap Value Fund" - MFS Institutional Large Cap Value Fund, a diversified series of the Trust.

  "Funds" - International Equity Fund, International Research Equity Fund, Large Cap Growth Fund, and Large Cap Value Fund.

  "Trust" - MFS Institutional Trust , a Massachusetts business trust organized on September 13, 1990. The Trust is an open-end management investment company.

  "MFS" - Massachusetts Financial Services Company, a Delaware corporation.

  "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

  "MFSC" - MFS Service Center, Inc., a Delaware corporation.

  "Prospectus" - The Prospectus of the Funds, dated November 1, 2006, as amended or supplemented from time to time.

  "Financial intermediary" - includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration, and any other institutions having a selling, administration, or other similar agreement with MFD, MFS, or one of its affiliates.

  "Majority Shareholder Vote" - as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of at voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

  "1940 Act" - the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules, or regulations are interpreted by the Securities and Exchange Commission.

  II. INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

> INVESTMENT TECHNIQUES, PRACTICES AND RISKS

  Certain investment techniques, practices, and risks are described in Appendix
  A.

> INVESTMENT RESTRICTIONS

  Each Fund has adopted certain investment restrictions which are described in Appendix B.

  III. MANAGEMENT OF THE FUND

> TRUSTEES/OFFICERS

  Board Oversight -- The Board of Trustees which oversees the Fund provides broad supervision over the business and operations of the Fund.

  Trustees and Officers -- Identification and Background -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix C.

> TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

  The identification and background of the Trustees and officers of the Trust are set forth in Appendix C.

> TRUSTEE COMPENSATION AND COMMITTEES

  Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix D.

> SHARE OWNERSHIP

  Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee's share ownership in each Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who are deemed to "control" the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E.

> PORTFOLIO MANAGER(S)

  Information regarding each Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix F.

> INVESTMENT ADVISER

  MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company).

  MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix F. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge by visiting MFS.COM and clicking on "Proxy Voting" and by visiting the SEC's web site at http://www.sec.gov.

  INVESTMENT ADVISORY AGREEMENT -- MFS manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

  MFS pays the compensation of the Trust's officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

  The Trust pays the compensation of the Trustees who are "not affiliated" with MFS and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; retirement plan administration services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD"), provides that MFD is to pay all of such expenses. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

  The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by a Majority Shareholder Vote and, in either case, by a majority of the Trustees who are not "interested persons" of the Fund or MFS as defined by the 1940 Act. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other Fund in the Trust.

  The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

> ADMINISTRATOR

  MFS provides the Fund with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the Fund pays an annual fee to MFS for these services.

  Effective August 1, 2006, the maximum annual fee payable by each Fund is $17,500 plus an amount equal to the following percentage of the Fund's average daily net assets:

  --------------------------------------------------------
  On the first $50,000,000 in assets               0.0000%
  --------------------------------------------------------
  $50,000,000-$750,000,000 in assets               0.0175%
  --------------------------------------------------------
  $750,000,000-$1,500,000 000 in assets            0.0170%
  --------------------------------------------------------
  $1,500,000,000-$2,500,000,000 in assets          0.0165%
  --------------------------------------------------------
  $2,500,000,000-$4,000,000,000 in assets          0.0120%
  --------------------------------------------------------
  Over $4,000,000,000                              0.0000%
  --------------------------------------------------------

  These fees are subject to minimums and maximum fees based on the asset level of the MFS funds.

> SHAREHOLDER SERVICING AGENT

  MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, plus a target profit margin. MFSC may also contract with other third party service providers to provide some or all of the services described above. MFSC has contracted with State Street Bank and Trust Company to perform dividend disbursing agent functions for the Fund.

  Under the Agreement, MFSC may receive a fee from the Fund designed to achieve a target pre-tax annual profit margin. Taking into account this goal, effective April 1, 2006, the Fund (except Funds investing primarily in other MFS Funds) pays MFSC a fee based on its average daily net assets equal to 0.0964%. Such fee rate shall continue until modified by agreement between the Fund and MFSC, taking into account MFSC's pre-tax profit margin target.

  In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above.

> DISTRIBUTOR

  MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Fund.

> CUSTODIAN

  State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, serves as the custodian of the assets of each Fund (the "Custodian"). The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and calculating the daily net asset value of each class of shares of the Fund. Each Fund may invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

  Each Fund has an expense offset arrangement that reduces each Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian.

> CERTAIN SERVICE PROVIDER COMPENSATION

  Compensation paid by each Fund to certain of its service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services; -- for certain specified periods, is set forth in Appendix H.

> CODE OF ETHICS

  The Fund, its Adviser, and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

  IV. FINANCIAL INTERMEDIARY COMPENSATION

  MFD and/or its affiliates may make payments to financial intermediaries that sell Fund shares as described in Appendix I.

  V. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

  In connection with the selection of broker/dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; and the quality of services rendered by the broker/dealer in that and other transactions.

  In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker/dealer which provides "brokerage and research services" (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

  The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

  Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker/dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

  The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff.

  From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each Research Firm, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

  If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

  In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

  In certain instances there may be securities that are suitable for the Fund's portfolio as well as for one or more of the other clients of the Adviser or any subsidiary of the Adviser. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Management accounts; (2) funds or accounts the beneficial owners of which are principally the Adviser's officers and employees of the Trust or Trustees which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to Funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial, Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries.

  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

  Brokerage commissions paid by each Fund for certain specified periods, information concerning purchases by each Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for each Fund's most recent fiscal year, are set forth in Appendix J.

  VI. DISCLOSURE OF PORTFOLIO HOLDINGS

  The Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

  Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

> PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS

  In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

  The following information is generally available to you on the MFS Web site (MFS.COM):

  Information                          Approximate  Date of  Posting to Web Site
  -----------                          -----------------------------------------
  Fund's top 10 securities holdings    14 days after month end
             as of each month's end
    Fund's full securities holdings    29 days after month end
             as of each month's end

  Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

  Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above, and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Funds.

  A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

> DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS

  A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In the case of a sub-adviser, this determination may be made by a senior member of the sub-adviser's legal or compliance departments (a "Sub-Adviser Authorized Person"). In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

  In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund's Independent Chief Compliance Officer and the Board of Trustees of the Fund. MFS also reports to the Board of Trustees of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

  Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

  Employees of MFS or MFD or, if applicable, a sub-adviser, (collectively "Fund representatives") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFSor, if applicable, a sub-adviser, may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

  Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, once the information is public, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

  In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

  Fund representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

  Fund representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

  The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

> ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE

  With authorization from an Authorized Person or, as applicable, a Sub-Adviser Authorized Person, consistent with "Disclosure of Non-Public Portfolio Holdings" above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix K to this SAI , or permit the recipients identified in Appendix K to this SAI to have access to non-public Fund portfolio holdings, on an on-going basis.

  This list of recipients in Appendix K to this SAI is current as of June 30, 2006, and any additions, modifications, or deletions to this list that have occurred since June 30, 2006, are not reflected. The portfolio holdings of the Fund which are provided to these recipients, or to which these recipients have access, may be the Fund's current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix K to this SAI must agree, or otherwise have an independent duty, to maintain this information in confidence.

  VII. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

  The Trust's Declaration of Trust, as amended or amended and restated from time to time, permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board of Trustees has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares.

  Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

  Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust. The Trust, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time by a vote of 1) a Majority Shareholder Vote, or 2) by the Trustees by written notice to the shareholders of that series or class.

  The Trustees may cause a shareholder's shares to be redeemed for any reason under terms set by the Trustees, including, but not limited to, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Trustees, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer). The exercise of the above powers is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder.

  Under the Declaration of Trust, the Fund may convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a Fund of Funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

  The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Trustees, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

  The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

  The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees (or a majority of Trustees on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

  The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

  VIII. NET INCOME AND DISTRIBUTIONS

  Each Fund intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

  IX. DETERMINATION OF NET ASSET VALUE

  The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund's net asset value the next business day after such change.

  Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the Adviser are valued as described below.

  Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

  Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

  Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

  Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

  Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

  Swaps are generally valued at a broker-dealer bid quotation.

  Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker/dealer bid quotation.

  The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

  X. TAX CONSIDERATIONS

  The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund may have on their own tax situations.

> TAX TREATMENT OF THE FUND

  Federal Taxes -- The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

  In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

    (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

    (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

    (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

  In the case of the Fund's investment in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting the diversification requirement described in paragraph (c).

  In general, for purposes of the 90% income requirement described in paragraph
  (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (which is defined as any partnership (i) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

  As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

  If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

  Massachusetts Taxes -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

> TAXATION OF SHAREHOLDERS

  Tax Treatment of Distributions -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

  For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gains. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

  In general, a distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term "gross income" is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

  Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

  Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

  Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

  Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

  Capital Loss Carryovers-- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the Fund are shown in the notes to the financial statements for the Fund.

  Dividends-Received Deduction-- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

  Disposition of Shares-- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

  Shares Purchased Through Tax-Qualified Plans -- Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

  U.S. Taxation of Non-U.S. Persons -- Capital Gain Dividends and exempt-interest dividends, if any, will not be subject to withholding of federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding, as discussed below. In general, dividends other than Capital Gain Dividends and exempt-interest dividends, if any, paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004, and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person
  (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004, and, (2) with respect to its investments in underlying Funds (if any), with respect to designated distributions from such underlying Funds in their taxable years beginning after December 31, 2004, that are received by the Fund in its taxable year beginning after December 31, 2004. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption for withholding. The Fund does not currently intend to designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to Research Bond Fund J shares. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

  If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

  In general, special tax rules apply to distributions that a "qualified investment entity" (a "QIE") pays to foreign shareholders that are attributable to gain from the Fund's sale or exchange of "U.S. real property interests" (a "USRPI Distribution"). A Fund will be a QIE if it is both (i) a regulated investment company and (ii) a "U.S. real property holding corporation" (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled regulated investment companies and real estate investment trusts ("REITs")). Under the Code, a "U.S. real property holding corporation" is any corporation that holds (or held during the previous five-year period) "U.S. real property interests" ("USRPIs") (defined as U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations") with an aggregate fair market value equal to 50% or more of the fair market value of the corporation's real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds 5% or less of such class of stock at all times during the previous five-year period and (ii) a regulated investment company's interests in domestically controlled REITs and other regulated investment companies.

  For taxable years beginning on or after January 1, 2006, where a foreign shareholder has owned more than 5% of a class of shares of a Fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund that is a QIE, a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a Capital Gain Dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution. If a Fund that is a QIE makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a "lower-tier" REIT or regulated investment company that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund's percentage ownership of the "lower-tier" REIT or regulated investment company.

  Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.

  Foreign shareholders in the Fund should consult their tax advisers with respect to the potential application of the above rules.

  Backup Withholding -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The back-up withholding rules also apply to distributions that are properly designated as exempt-interest dividends.

  Foreign Income Taxation of a Non-U.S. Person -- Distributions received from the Fund by a Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

  State and Local Income Taxes: U.S. Government Securities -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

  Certain Investments -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a "CMO") that has elected to be treated as a real estate mortgage investment conduit (a "REMIC") can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

  Options, Futures Contracts, and Forward Contracts -- The Fund's transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, futures contracts, forward contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

  Foreign Investments -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

  Foreign Income Taxes -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

  If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, the Fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing, amount, or character of the Fund's distributions.

  Tax Shelter Reporting -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

  XI. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

  Deloitte & Touche LLP is each Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

  Each Fund's Financial Statements and Financial Highlights for the fiscal year ended June 30, 2006, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of each Fund's Annual Report accompanies this SAI.

                                                                      APPENDIX A

                                                 INVESTMENT STRATEGIES AND RISKS

  In addition to the principal investment strategies and the principal risks described in the prospectus, your fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for all MFS Funds, certain matters described herein may not apply to your fund.

  ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

  Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on asset-backed securities is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

  The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Because asset-backed securities may not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

  BORROWING. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a fund to liquidate investments when it would not otherwise do so. Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

  COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

  CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

  Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

  COUNTRY LOCATION. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

  DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

  With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request.

  Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

  EMERGING MARKETS. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  FOREIGN CURRENCIES. Foreign securities may be denominated in foreign currencies and international currency units and foreign currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

  While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor's position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

  Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

  In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

  Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

  A "settlement hedge" or "transaction hedge" attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

  Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

  Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

  Successful use of currency management strategies will depend on MFS' skill in analyzing currency values. Currency management strategies may increase the volatility of a fund's returns and could result in significant losses to a fund if currencies do not perform as MFS anticipates. For example, if a currency's value rose at a time when MFS had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If MFS hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that MFS' use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

  FOREIGN MARKETS. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks in addition to the risks inherent in U.S. investments. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

  Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

  Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

  Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

  FUTURES CONTRACTS. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

  The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."

  The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

  An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

  An investor could lose margin payments it has deposited with its futures commission merchant (FCM), if, for example, the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In that event, the investor may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the investor.

  If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

  Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission (CFTC) on behalf of the MFS Funds that are permitted by their investment objectives and policies to use futures and options on futures contracts, each such MFS Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

  HYBRID INSTRUMENTS. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators (collectively, "indicators").

  The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

  Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

  If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

  Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer's creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

  INFLATION-INDEXED BONDS. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

  U.S. Treasury Inflation Protected Securities (TIPS) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

  If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

  While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond's inflation measure.

  The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

  INVERSE FLOATING RATE OBLIGATIONS. Inverse floating rate obligations have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floating rate obligations or other obligations or certificates structured to have similar features generally moves in the opposite direction as interest rates. The value of an inverse floating rate instrument can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floating rate obligations incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floating rate obligations may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

  LENDING OF PORTFOLIO SECURITIES. Lending of portfolio securities will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. A fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

  LOANS AND OTHER DIRECT INDEBTEDNESS. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

  Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

  If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

  Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

  Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

  The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

  Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).

  Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

  With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information ("MNPI") about the issuers of bank loans being considered for acquisition by the fund or held in the fund's portfolio. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer's loans. MFS' decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS' ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS' decision not to receive MNPI under normal circumstances could adversely affect the fund's investment performance.

  Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held in the fund's portfolio. Possession of such information may in some instances occur despite MFS' efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS' ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on MFS' ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

  LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments. In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market's perception of their credit quality.

  Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

  See APPENDIX L for a description of bond ratings.

  MONEY MARKET INSTRUMENTS. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers' acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

  MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

  Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities typically provide a monthly payment which consists of both interest and principal payments. In effect, these payments generally are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

  Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

  Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

  The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

  Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. SMBSs may be less liquid than other types of mortgage-backed securities.

  SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

  MORTGAGE "DOLLAR ROLL" TRANSACTIONS. In mortgage "dollar roll" transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

  If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor's ability to correctly predict interest rates and prepayments.

  A dollar roll can be viewed as a borrowing. If a fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

  MUNICIPAL INSTRUMENTS. Debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as "municipal instruments." Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel's opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

  The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market.

  General obligation bonds are backed by the issuer's pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

  Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer's pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

  Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

  Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance. The financial strength of the companies issuing the bond insurance can vary.

  In general, municipal insurance does not insure any risk other than nonpayment. Municipal insurance does not insure against market fluctuations which affect the price of a security. In addition, a municipal insurance policy will not insure (i) the payment of regularly scheduled debt service payments until maturity if an issuer redeems the municipal bonds prior to maturity in accordance with the call provisions of the municipal instrument;
  (ii) over the loss of prepayment or other acceleration payment which at any time may become due in respect of any instrument, (except for a mandatory sinking fund redemption; (iii) the payment of a prepayment or acceleration premium; or (iv) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A municipal insurance policy often reserves to the insurer the exclusive right to accelerate the instruments upon a payment default.

  Because a significant portion of the municipal instruments issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal market as a whole.

  Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

  Electric Utilities. The electric utilities industry has been experiencing increased competitive pressures. Federal and state legislation in recent years has been moving the industry toward opening transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases thereby assisting utilities in recovering increasing energy costs, and (f) opposition to nuclear power.

  Health Care. The health care industry is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

  Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by the revenues of mortgages originated by the authority using the proceeds of the bond issue. These bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors which may impact the borrower's ability to pay debt service and may impair the value of the collateral securing the bonds, if any. These factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. Some authorities provide additional security for the bonds in the form of insurance, subsidies, additional collateral, or state pledges (without obligation) to make up deficiencies.

  Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport's service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

  Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue --a state or jurisdiction's proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the "MSA") entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that cigarette consumption declines, that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

  Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

  MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as "lease obligations"). Generally lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

  Lease obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

  In addition to the risk of "non-appropriation," municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations have the same risk characteristics as Municipal Instruments do generally.

  OPTIONS. An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the "exercise" or "strike" price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

  Options can be traded either through established exchanges ("exchange traded options") or privately negotiated transactions (over-the-counter or "OTC options"). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

  All option contracts involve credit risk if the counterparty to the option contract fails to perform. Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded. The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

  When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest's price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

  The purchaser of a put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option's current price, if a liquid secondary markets exists. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the sale of the underlying interest to the option writer at the strike price.

  When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest's price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

  The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

  Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" when the option is exercised. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option in the same manner as if the writer were entering into a futures contract.

  The writer of a put option may seek to terminate a position in the put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

  A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

  Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

  The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

  If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

  Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

  PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities. Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer's credit quality.

  REAL ESTATE RELATED INVESTMENTS. Investment in real estate related investments are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning or applicable tax law; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

  Real estate investment trusts ("REITs") are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

  Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills of the REIT's manager and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

  Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

  In addition, a REIT may be unable to obtain financing to satisfy income and gain distributions required by federal tax law, may fail to qualify for the federal tax exemption for distributed income, or may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

  REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer's cost plus interest). The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

  RESTRICTED SECURITIES. Restricted securities are securities that are subject to legal restrictions on their re-sale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor's performance is lower than it otherwise would have been. A reverse repurchase agreement can be viewed as a borrowing. If a fund makes additional investments while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

  SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies include shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of interest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying interests, but may involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Others are continuously offered at NAV, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

  SHORT SALES. A seller may make short sales that are made "against the box" and also those that are not made "against the box." A short sale that is not made "against the box" is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the seller. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The seller also will incur transaction costs in effecting short sales.

  The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited. The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale.

  A seller may also make short sales "against the box," i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

  SOVEREIGN DEBT OBLIGATIONS. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

  SWAPS AND RELATED DERIVATIVES. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments, assets, the levels of specified indices, or other indicators. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

  Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes. Swap agreements can take many different forms and are known by a variety of names and other types of swap agreements may be available.

  Other types of over-the-counter derivatives, such as "caps," "floors," "collars" and options on swaps, or "swaptions," may be entered into for the same types of hedging or non-hedging purposes as swaps. A "cap" transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A "floor" transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A "collar" transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

  The most significant factor in the performance of swaps, caps, floors, and collars is the change in the underlying price, rate, index level or other indicator that determines the amount of payments to be made under the arrangement.

  If MFS attempts to use a swap or related investment as a hedge against, or as a substitute for, a portfolio investment, the swap or related derivative may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving swaps and related derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

  Swaps and related derivatives may also be subject to liquidity risk since the derivatives are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such derivatives in the secondary market may be smaller than that for more traditional debt instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulations, could adversely affect an investor's ability to terminate its existing swap agreements or to realize amounts received under such agreements.

  In addition, because the purchase and sale of swap and related derivatives takes place in an over-the-counter market, swaps and related derivatives are subject to the creditworthiness of the counterparty to the swap or related derivative, and their values may decline substantially if the counterparty's creditworthiness deteriorates. If the counterparty defaults, the other party's risk of loss consists of the net amount of payments that the non-defaulting party is contractually entitled to receive. The counterparties may be able to eliminate or reduce their exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

  TEMPORARY DEFENSIVE POSITIONS. In response to market, economic, political, or other conditions, MFS may depart from its investment strategies for a fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a fund's assets in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

  TENDER OPTION BONDS. Tender option bonds, also known as put bonds or puttable securities, give the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. These securities may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the bonds on the purchase date due to a variety of circumstances, which may result in a loss of value of the bonds.

  WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

  WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. If a fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

  VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

  ZERO COUPON BONDS, DEFERRED INTEREST BONDS, AND PIK BONDS. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Bonds on which the interest is payable in kind are known as "PIK bonds." PIK bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt instruments which make regular payments of interest.

                                                                      APPENDIX B

                                                         INVESTMENT RESTRICTIONS

  Each Fund has adopted the following restrictions which cannot be changed without the approval of a Majority Shareholder Vote.

  As fundamental investment restrictions, each Fund may not:

  (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

  (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

  (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

  (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

  (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

  (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

  In addition, the Funds have adopted the following non-fundamental policies, which may be changed without shareholder approval.

  Each Fund will not:

  (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

  Except for investment restriction no. 1 and each Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

  For purposes of investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

                                                                      APPENDIX C

                           TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

  The Trustees and officers of the Trust, as of September 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

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                                POSITION(S) HELD       TRUSTEE/OFFICER                PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH                 WITH FUND              SINCE(1)                    FIVE YEARS & OTHER DIRECTORSHIPS(2)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        Trustee                    April 2005;              Massachusetts Financial Services Company, Chief
(born 10/20/63)                                        December 2004-           Executive Officer, President, Chief Investment
                                                       March 2005               Officer  and Director
                                                       (Advisory
                                                       Trustee); February-
                                                       December 2004
                                                       (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)          Trustee                    April 2005;              Massachusetts Financial Services Company, Chairman
(born 8/8/46)                                          December 2004-           (since February  2004); Secretary of Economic
                                                       March 2005               Affairs, The Commonwealth of Massachusetts (January
                                                       (Advisory                2002 to December 2002); Fidelity Investments, Vice
                                                       Trustee); February-      Chairman (June 2000 to December 2001); Fidelity
                                                       December 2004            Management & Research Company (investment adviser),
                                                       (Trustee)                President (March 1997 to July 2001); Bell Canada
                                                                                Enterprises (telecommunications), Director;
                                                                                Medtronic, Inc. (medical technology), Director;
                                                                                Telesat (satellite communications), Director
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----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives              Trustee and Chair of       February 1992            Private investor; Eastern  Enterprises (diversified
(born 5/1/36)               Trustees                                            services company), Chairman, Trustee and Chief
                                                                                Executive Officer (until November 2000)
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Butler(4)         Trustee                    January 2006             Consultant - regulatory and compliance matters
(born 11/29/41)                                                                 (since July 2002); PricewaterhouseCoopers LLP
                                                                                (professional services firm), Partner (November
                                                                                2000 until June 2002)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.      Trustee                    August 1993              Brigham and Women's Hospital, Chief of Cardiac
(born 3/11/37)                                                                  Surgery (until 2005); Harvard Medical School,
                                                                                Professor of Surgery; Brigham and-Women's Hospital
                                                                                Physician's Organization Chair (2000 to 2004)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning            Trustee                    January 2004             Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                                  provider), Vice Chairman/Director (since April
                                                                                2001); Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April 2001); Lincoln
                                                                                Electric Holdings, Inc. (welding equipment
                                                                                manufacturer), Director
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow            Trustee                    December 1993            Private investor and real estate consultant;
(born 9/27/41)                                                                  Capitol Entertainment Management Company (video
                                                                                franchise), Vice Chairman
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty             Trustee                    December 2004            Retired; AXA Financial (financial services and
(born 12/21/44)                                                                 insurance), Vice Chairman and Chief Operating
                                                                                Officer (until May 2001); The Equitable Life
                                                                                Assurance Society (insurance), President and Chief
                                                                                Operating Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera          Trustee       July 1981                             Hemenway & Barnes (attorneys),
(born 6/23/35)                                                                  Partner

-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt            Trustee                    August 1993              Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                                  specialists), President; Wellfleet Investments
                                                                                (investor in health care companies), Managing
                                                                                General Partner (since 1993); Cambridge
                                                                                Nutraceuticals (professional nutritional products),
                                                                                Chief Executive Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen           Trustee                    March 2005               Private investor; Prism Venture Partners (venture
(born 8/5/57)                                                                   capital), Co-founder and General Partner (until
                                                                                June 2004); St. Paul Travelers Companies
                                                                                (commercial property liability insurance), Director
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Robert W. Uek               Trustee                    January 2006             Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                                  (professional services firm), Partner (until 1999);
                                                                                Consultant to investment company industry (since
                                                                                2000); TT International Funds (mutual fund
                                                                                complex), Trustee (2000 until 2005); Hillview
                                                                                Investment Trust II Funds (mutual fund complex),
                                                                                Trustee (2000 until 2005)
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-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(3)           President                  November 2005            Massachusetts Financial Services Company, Executive
(born 12/1/58)                                                                  Vice President and Chief Regulatory Officer (since
                                                                                March 2004); Fidelity Management & Research
                                                                                Company, Vice President (prior to March 2004);
                                                                                Fidelity Group of Funds, President and Treasurer
                                                                                (prior to March 2004)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Tracy Atkinson(3)           Treasurer                  September 2005           Massachusetts Financial Services Company, Senior
(born 12/30/64)                                                                 Vice President (since September 2004);
                                                                                PricewaterhouseCoopers LLP, Partner (prior to
                                                                                September 2004)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Christopher R. Bohane(3)    Assistant Secretary and    July 2005                Massachusetts Financial Services Company, Vice
(born 1/18/74)              Assistant Clerk                                     President and Senior Counsel (since April 2003);
                                                                                Kirkpatrick & Lockhart LLP (law firm), Associate
                                                                                (prior to April 2003)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Ethan D. Corey(3)           Assistant Secretary and    July 2005                Massachusetts Financial Services Company, Special
(born 11/21/63)             Assistant Clerk                                     Counsel (since December 2004); Dechert LLP (law
                                                                                firm), Counsel (prior to December 2004)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
David L. DiLorenzo(3)       Assistant Treasurer        July 2005                Massachusetts Financial Services Company, Vice
(born 8/10/68)                                                                  President (since June 2005); JP Morgan Investor
                                                                                Services, Vice President (prior to June 2005)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Timothy M. Fagan(3)         Assistant Secretary and    September 2005           Massachusetts Financial Services Company, Vice
(born 7/10/68)              Assistant Clerk                                     President and Senior Counsel (since September
                                                                                2005); John Hancock Advisers, LLC, Vice President
                                                                                and Chief Compliance Officer (September 2004 to
                                                                                August 2005), Senior Attorney (prior to September
                                                                                2004); John Hancock Group of Funds, Vice President
                                                                                and Chief Compliance Officer (September 2004 to
                                                                                December 2004)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Mark D. Fischer(3)          Assistant Treasurer        July 2005                Massachusetts Financial Services Company, Vice
(born 10/27/70)                                                                 President (since May 2005); JP Morgan Investment
                                                                                Management Company, Vice President (prior to May
                                                                                2005)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Brian E. Langenfeld(3)      Assistant Secretary and    May 2006                 Massachusetts Financial Services Company, Assistant
(born 3/7/73)               Assistant Clerk                                     Vice President and Counsel (since May 2006); John
                                                                                Hancock Advisers, LLC, Assistant Vice President and
                                                                                Counsel (May 2005 to April 2006); John Hancock
                                                                                Advisers, LLC, Attorney and Assistant Secretary
                                                                                (prior to May 2005)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)           Assistant Treasurer        April 1997               Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                                 Vice President
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Susan S. Newton(3)          Assistant Secretary and    May 2005                 Massachusetts Financial Services Company, Senior
(born 3/7/50)               Assistant Clerk                                     Vice President and Associate General Counsel (since
                                                                                April 2005); John Hancock Advisers, LLC, Senior
                                                                                Vice President, Secretary and Chief Legal Officer
                                                                                (prior to April 2005); John Hancock Group of Funds,
                                                                                Senior Vice President, Secretary and Chief Legal
                                                                                Officer (prior to April 2005)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Susan A. Pereira(3)         Assistant Secretary and    July 2005                Massachusetts Financial Services Company, Vice
(born 11/5/70)              Assistant Clerk                                     President and Senior Counsel (since June 2004);
                                                                                Bingham McCutchen LLP (law firm), Associate
                                                                                (prior to June 2004)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Mark N. Polebaum(3)         Secretary and Clerk        January 2006             Massachusetts Financial Services Company, Executive
(born 5/1/52)                                                                   Vice President, General Counsel and Secretary
                                                                                (since January 2006); Wilmer Cutler Pickering Hale
                                                                                and Dorr LLP (law firm), Partner (prior to January
                                                                                2006)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Frank L. Tarantino          Independent Chief          June 2004                Tarantino LLC (provider of compliance services),
(born 3/7/44)               Compliance Officer                                  Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services), Executive
                                                                                Vice President (April 2003 to June 2004); David L.
                                                                                Babson & Co. (investment adviser), Managing
                                                                                Director, Chief Administrative Officer and Director
                                                                                (prior to March 2003)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)            Assistant Treasurer        September 1990           Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President
-----------------------------------------------------------------------------------------------------------------------------------

  ----------
  (1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
  (2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  (3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of
      MFS is 500 Boylston Street, Boston, Massachusetts 02116.
  (4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

  The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees. Each Trustee (except Messrs. Butler and Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

  Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

  Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS Family of Funds.

                                                                      APPENDIX D

  TRUSTEE COMPENSATION AND COMMITTEES

  Each Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

  TRUSTEE COMPENSATION TABLE
  --------------------------

  ----------------------------------------------------------------------------------------------------------------------------
                                                   TRUSTEE        TRUSTEE                       RETIREMENT
                                 TRUSTEE          FEES FROM      FEES FROM       TRUSTEE         BENEFITS       TOTAL TRUSTEE
                                FEES FROM          INT'L.        LARGE CAP      FEES FROM       ACCRUED AS        FEES FROM
                                 INT'L.           RESEARCH        GROWTH        LARGE CAP         PART OF          FUND AND
  TRUSTEES                   EQUITY FUND(1)    EQUITY FUND(1)     FUND(1)     VALUE FUND(1)    FUND EXPENSE    FUND COMPLEX(2)
  ----------------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------
  INTERESTED TRUSTEES
  ----------------------------------------------------------------------------------------------------------------------------
  Robert J. Manning                N/A               N/A             N/A           N/A              N/A               N/A
  ----------------------------------------------------------------------------------------------------------------------------
  Robert C. Pozen                  N/A               N/A             N/A           N/A              N/A               N/A
  ----------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
  NON-INTERESTED TRUSTEES
  ----------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
  Robert E. Butler(3)            $1,261             $240            $ 64           $145             N/A               N/A
  ----------------------------------------------------------------------------------------------------------------------------
  Lawrence H. Cohn, M.D          $2,164             $516            $226           $422              0             $192,518
  ----------------------------------------------------------------------------------------------------------------------------
  David H. Gunning               $2,237             $518            $228           $431             N/A            $204,768
  ----------------------------------------------------------------------------------------------------------------------------
  William R. Gutow               $2,164             $516            $226           $422             N/A            $192,518
  ----------------------------------------------------------------------------------------------------------------------------
  Michael Hegarty                $2,142             $506            $219           $412             N/A            $188,304
  ----------------------------------------------------------------------------------------------------------------------------
  J. Atwood Ives                 $3,054             $631            $262           $521              0             $275,518
  ----------------------------------------------------------------------------------------------------------------------------
  Amy B. Lane(4)                 $1,693             $417            $201           $370             N/A            $215,518
  ----------------------------------------------------------------------------------------------------------------------------
  Lawrence T. Perera             $2,288             $525            $226           $428              0             $203,304
  ----------------------------------------------------------------------------------------------------------------------------
  J. Dale Sherratt               $2,525             $562            $240           $460              0             $221,143
  ----------------------------------------------------------------------------------------------------------------------------
  Laurie J. Thomsen
  ----------------------------------------------------------------------------------------------------------------------------
  Robert W. Uek(3)               $1,298             $244            $ 64           $147             N/A               N/A
  ----------------------------------------------------------------------------------------------------------------------------

  ----------
  (1) For the fiscal year ended June 30, 2006.
  (2) Information provided is for calendar year 2005. Each Trustee receiving compensation served as Trustee of 98 funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).
  (3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006. \
  (4) Ms. Lane retired as a Trustee of the Fund on February 22, 2006.

  Retirement Benefit Deferral Plan-- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

  COMMITTEES
  ----------

  The Board has established the following Committees:

  ---------------------------------------------------------------------------------------------------------------------------------
                            NUMBER OF
                           MEETINGS IN
                           LAST FISCAL
  NAME OF COMMITTEE            YEAR                                FUNCTIONS                                   CURRENT MEMBERS(1)
  ---------------------------------------------------------------------------------------------------------------------------------
  AUDIT COMMITTEE             9         Oversees the accounting and auditing procedures of the Fund     Butler*, Sherratt*,
                                        and, among other things, considers the selection of the         Thomsen* and Uek*
                                        independent accountants for the Fund and the scope of the
                                        audit, and considers the effect on the independence of
                                        those accountants of any non-audit services such
                                        accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS
                                        and/or certain affiliates. The Committee is also
                                        responsible for establishing procedures for the receipt,
                                        retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or
                                        auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund's
                                        investment adviser, administrator, principal underwriter,
                                        or any other provider of accounting-related services to the
                                        Fund.
  ---------------------------------------------------------------------------------------------------------------------------------
  COMPLIANCE AND              7         Oversees the development and implementation of the Fund's       Butler*, Cohn*,
  GOVERNANCE COMMITTEE                  regulatory and fiduciary compliance policies, procedures,       Gunning*, Gutow*,
                                        and practices under the 1940 Act, and other applicable          Hegarty*, and
                                        laws, as well as oversight of compliance policies of the        Sherratt*
                                        Fund's investment adviser and certain other service
                                        providers as they relate to Fund activities. The Fund's
                                        Independent Chief Compliance Officer reports directly to
                                        the Committee and assists the Committee in carrying out its responsibilities. In addition, the Committee advises and
                                        makes recommendations to the Board on matters concerning
                                        Trustee practices and recommendations concerning the
                                        functions and duties of the committees of the Board.
  ---------------------------------------------------------------------------------------------------------------------------------
  CONTRACTS REVIEW            3         Requests, reviews, and considers the information deemed         All non-interested Trustees
  COMMITTEE                             reasonably necessary to evaluate the terms of the               of the Board (Butler, Cohn,
                                        investment advisory and principal underwriting agreements       Gunning, Gutow, Hegarty,
                                        and the Plan of Distribution under Rule 12b-1 that the Fund     Ives, Perera, Sherratt,
                                        proposes to renew or continue, and to make its                  Thomsen and Uek)
                                        recommendations to the full Board of Trustees on these
                                        matters.
  ---------------------------------------------------------------------------------------------------------------------------------
  NOMINATION AND              3         Recommends qualified candidates to the Board in the event       All non-interested Trustees
  COMPENSATION                          that a position is vacated or created. The Committee will       of the Board (Butler, Cohn,
  COMMITTEE                             consider recommendations by shareholders when a vacancy         Gunning, Gutow, Hegarty,
                                        exists. Shareholders wishing to recommend candidates for        Ives, Perera, Sherratt,
                                        Trustee for consideration by the Committee may do so by         Thomsen and Uek)
                                        writing to the Fund's Secretary at the principal executive office of the Fund. Such recommendations must be
                                        accompanied by biographical and occupational data on the
                                        candidate (including whether the candidate would be an
                                        "interested person" of the Fund), a written consent of the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the
                                        recommending shareholder with respect to the Fund, and a
                                        description of any arrangements or understandings regarding recommendation of the candidate for consideration. The
                                        Committee is also responsible for making recommendations
                                        to the Board regarding any necessary standards or
                                        qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding
                                        compensation for the non-interested Trustees.
  ---------------------------------------------------------------------------------------------------------------------------------
  PORTFOLIO TRADING AND       6         Oversees the policies, procedures, and practices of the         Cohn*, Gunning*, Gutow*,
  MARKET REVIEW                         Fund with respect to brokerage transactions involving           Hegarty*, and Perera
  COMMITTEE                             portfolio securities as those policies, procedures, and
                                        practices are carried out by MFS and its affiliates. The
                                        Committee also oversees the administration of the Fund's
                                        proxy voting policies and procedures by MFS. In addition,
                                        the Committee receives reports from MFS regarding the
                                        policies, procedures, and practices of MFS and its
                                        affiliates in connection with their marketing and
                                        distribution of shares of the Fund.
  ---------------------------------------------------------------------------------------------------------------------------------
  PRICING COMMITTEE           7         Oversees the determination of the value of the portfolio        Perera*, Thomsen* and Uek*
                                        securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not "readily
                                        available" in accordance with the 1940 Act. The Committee
                                        delegates primary responsibility for carrying out these
                                        functions to MFS and MFS' internal valuation committee
                                        pursuant to pricing policies and procedures approved by the
                                        Committee and adopted by the full Board, which include
                                        methodologies to be followed by MFS to determine the fair
                                        values of portfolio securities and other assets held by the
                                        Fund for which market quotations are not readily available.
                                        The Committee meets periodically with the members of MFS'
                                        internal valuation committee to review and assess the
                                        quality of fair valuation and other pricing determinations made pursuant to the Fund's pricing policies and
                                        procedures, and to review and assess the policies and
                                        procedures themselves. The Committee also exercises the
                                        responsibilities of the Board under the Amortized Cost
                                        Valuation Procedures approved by the Board on behalf of
                                        each Fund which holds itself out as a "money market fund"
                                        in accordance with Rule 2a-7 under the 1940 Act.
  ---------------------------------------------------------------------------------------------------------------------------------
  SERVICES CONTRACTS          6^        Reviews and evaluates the contractual arrangements of the       Gunning*, Sherratt* and
  COMMITTEE                             Fund relating to transfer agency, administrative services,      Thomsen*
                                        custody, pricing and bookkeeping services, and lending of
                                        portfolio securities, and makes recommendations to the full
                                        Board of Trustees on these matters.
  ---------------------------------------------------------------------------------------------------------------------------------

  ----------
  (1) The Trustees' identification and background are set forth in Appendix E to Part II. * Non-interested or independent Trustees.
  ^   The Board of Trustees established the Services Contracts Committee on September 27, 2005. For periods prior to September 27,
      2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.

                                                                      APPENDIX E
  SHARE OWNERSHIP

  Ownership By Trustees and Officers
  ----------------------------------

  As of July 31, 2006, the current Trustees and officers of the Trust as a group owned less than 1% of any class of each Fund's shares. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in each Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2005.

  The following dollar ranges apply:

  N. None

  A. $1 - $10,000

  B. $10,001 - $50,000

  C. $50,001 - $100,000

  D. Over $100,000

  -----------------------------------------------------------------------------------------------------------------
                                               DOLLAR RANGE
                              DOLLAR RANGE      OF EQUITY       DOLLAR RANGE     DOLLAR RANGE     AGGREGATE DOLLAR
                               OF EQUITY      SECURITIES IN      OF EQUITY        OF EQUITY       RANGE OF EQUITY
                             SECURITIES IN    INTERNATIONAL    SECURITIES IN    SECURITIES IN     SECURITIES IN ALL
                             INTERNATIONAL       RESEARCH        LARGE CAP        LARGE CAP      MFS FUNDS OVERSEEN
  NAME OF TRUSTEE             EQUITY FUND      EQUITY FUND      GROWTH FUND       VALUE FUND         BY TRUSTEES
  -----------------------------------------------------------------------------------------------------------------
  INTERESTED TRUSTEES
  -----------------------------------------------------------------------------------------------------------------
  Robert J. Manning                N                N                N                N                 D
  -----------------------------------------------------------------------------------------------------------------
  Robert C. Pozen                  N                N                N                N                 D
  -----------------------------------------------------------------------------------------------------------------
  NON-INTERESTED TRUSTEES
  -----------------------------------------------------------------------------------------------------------------
  Robert E. Butler(1)              N                N                N                N                 N
  -----------------------------------------------------------------------------------------------------------------
  Lawrence H. Cohn, M.D            N                N                N                N                 D
  -----------------------------------------------------------------------------------------------------------------
  David H. Gunning                 N                N                N                N                 D
  -----------------------------------------------------------------------------------------------------------------
  William R. Gutow                 N                N                N                N                 D
  -----------------------------------------------------------------------------------------------------------------
  Michael Hegarty                  N                N                N                N                 D
  -----------------------------------------------------------------------------------------------------------------
  J. Atwood Ives                   N                N                N                N                 D
  -----------------------------------------------------------------------------------------------------------------
  Lawrence T. Perera               N                N                N                N                 D
  -----------------------------------------------------------------------------------------------------------------
  J. Dale Sherratt                 N                N                N                N                 D
  -----------------------------------------------------------------------------------------------------------------
  Laurie J. Thomsen                N                N                N                N                 D
  -----------------------------------------------------------------------------------------------------------------
  Robert W. Uek(1)                 N                N                N                N                 D(2)
  -----------------------------------------------------------------------------------------------------------------

  (1) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.
  (2) As of March 31, 2006.
  The lack of ownership in Fund shares by the Trustees reflects the fact that the Trust is designed for institutional investors and the minimum investment amount is generally $3 million.

  25% OR GREATER OWNERSHIP

  As of July 31, 2006, the following table identifies those investors who own 25% or more of a Fund's shares (all share classes taken together), and are therefore presumed to control the Fund (record owners unless otherwise indicated).

  --------------------------------------------------------------------------------------------
                                                                              APPROXIMATE % OF
                                                                                 OUTSTANDING
  FUND                                  NAME AND ADDRESS OF SHAREHOLDER         SHARES OWNED
  --------------------------------------------------------------------------------------------
  International Research Equity Fund    Citigroup Global Markets Inc.              92.80%
                                        333 West 34th Street, 3rd Floor
                                        New York, NY 10001-2402
  --------------------------------------------------------------------------------------------
  Large Cap Growth Fund                 Post & Company                             63.45%
                                        c/o Bank of New York
                                        P.O. Box 1066
                                        New York, NY 10268-1066
  --------------------------------------------------------------------------------------------
  Large Cap Growth Fund                 Fidelity Investments Institutional         36.55%
                                        Operations Co. Inc. FIIOC As Agent
                                        100 Magellan Way KW1C
                                        Covington, KY 41015-1999
  --------------------------------------------------------------------------------------------
  Large Cap Value Fund                  City of Leominster                         37.04%
                                        Contributory Retirement System
                                        25 West Street
                                        Leominster, MA 01453-5699
  --------------------------------------------------------------------------------------------

  5% OR GREATER OWNERSHIP OF SHARE CLASS

  As of July 31, 2006, the following table identifies those investors who own 5% or more of any class of a Fund's shares (record owners unless otherwise indicated):

  --------------------------------------------------------------------------------------------
                                                                              APPROXIMATE % OF
                                                                                 OUTSTANDING
  FUND                                  NAME AND ADDRESS OF SHAREHOLDER         SHARES OWNED
  --------------------------------------------------------------------------------------------
  International Equity Fund             Ameriprise Trust Company                    5.63%
                                        FBO Ameriprise Trust Ret Svcs Plan
                                        50534 AXP Financial Center
                                        Minneapolis, MN 55474-0505
  --------------------------------------------------------------------------------------------
  International Equity Fund             Pearson Inc. Retirement Plan                5.02%
                                        c/o JP Morgan RPS Mgmt RPTG Team
                                        9300 Ward Parkway
                                        Kansas City, MO 64114-3317
  --------------------------------------------------------------------------------------------
  Large Cap Value Fund                  Lutheran Community Foundation              15.73%
                                        625 4th Ave. S, Suite 200
                                        Minneapolis, MN 55415-1624
  --------------------------------------------------------------------------------------------
  Large Cap Value Fund                  US Bank                                    15.09%
                                        FBO Oregon and Southwest Washington
                                        Painters Pension Trust Fund
                                        PO Box 1787
                                        Milwaukee, WI 53201-1787
  --------------------------------------------------------------------------------------------
  Large Cap Value Fund                  Fidelity Investments Institutional          8.25%
                                        Operations Co. Inc. FIIOC as Agent
                                        Certain Employee Benefit Plans
                                        100 Magellan Way KW1C
                                        Covington, KY 41015-1999
  --------------------------------------------------------------------------------------------
  Large Cap Value Fund                  Savannah ILA Employers                      6.89%
                                        Pension Plan
                                        PO Box 1280
                                        Savannah, GA 31402-1280
  --------------------------------------------------------------------------------------------
  Large Cap Value Fund                  Miami Ironworkers Pension Fund              6.23%
                                        Local No. 272
                                        200 E. Landstreet Road, Suite A
                                        Orlando, FL 32824-7825
  --------------------------------------------------------------------------------------------

                                                                      APPENDIX F

  PORTFOLIO MANAGER(S)

  COMPENSATION
  ------------

  Portfolio manager total cash compensation is a combination of base salary and performance bonus:

  Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

  Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

  The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

  The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

  The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

  Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

  Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

  OWNERSHIP OF FUND SHARES
  ------------------------

  The following table shows the dollar range of equity securities of the Fund beneficially owned by each Fund's portfolio manager as of June 30, 2006. The following dollar ranges apply:

  N. None

  A. $1 - $10,000

  B. $10,001 - $50,000

  C. $50,001 - $100,000

  D. $100,001 - $500,000

  E. $500,001 - $1,000,000

  F. Over $1,000,000

  ---------------------------------------------------------------------------------------------------------------
                                                                                         DOLLAR RANGE OF EQUITY
  NAME OF PORTFOLIO MANAGER                       FUND - MANAGED                       SECURITIES IN FUND MANAGED
  ---------------------------------------------------------------------------------------------------------------
  David R. Mannheim            MFS Institutional International Equity Fund                          N
  ---------------------------------------------------------------------------------------------------------------
  Marcus Smith                 MFS Institutional International Equity Fund                          N
  ---------------------------------------------------------------------------------------------------------------
  Jose Luis Garcia             MFS Institutional International Research Equity Fund                 N
  ---------------------------------------------------------------------------------------------------------------
  Thomas Melendez              MFS Institutional International Research Equity Fund                 N
  ---------------------------------------------------------------------------------------------------------------
  S. Irfan Ali                 MFS Institutional Large Cap Growth Fund                              N
  ---------------------------------------------------------------------------------------------------------------
  Maureen Pettirossi           MFS Institutional Large Cap Growth Fund                              N
  ---------------------------------------------------------------------------------------------------------------
  Stephen Pesek                MFS Institutional Large Cap Growth Fund                              N
  ---------------------------------------------------------------------------------------------------------------
  Nevin Chitkara               MFS Institutional Large Cap Value Fund                               N
  ---------------------------------------------------------------------------------------------------------------
  Stephen R. Gorham            MFS Institutional Large Cap Value Fund                               N
  ---------------------------------------------------------------------------------------------------------------

  OTHER ACCOUNTS
  --------------

  In addition to the Fund, each Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of June 30, 2006, were as follows:

                             REGISTERED INVESTMENT              OTHER POOLED
                                   COMPANIES*               INVESTMENT VEHICLES               OTHER ACCOUNTS
                          --------------------------    ---------------------------    ---------------------------
                          NUMBER OF                     NUMBER OF                      NUMBER OF
    NAME                  ACCOUNTS     TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
    --------------------------------------------------------------------------------------------------------------
    David R. Mannheim         12       $8.5 billion          5       $1.7 billion          93       $18.7 billion
    --------------------------------------------------------------------------------------------------------------
    Marcus Smith               8       $7.2 billion          0             N/A             27       $5.5  billion
    --------------------------------------------------------------------------------------------------------------
    Jose Luis Garcia           6       $4.6 billion          1       $454.2 million         8       $3.0 billion
    --------------------------------------------------------------------------------------------------------------
    Thomas Melendez            7       $5.8 billion          2       $760.2 million         8       $3.0 billion
    --------------------------------------------------------------------------------------------------------------
    S. Irfan Ali               9       $8.5 billion          0             N/A              3       $247.6 million
    --------------------------------------------------------------------------------------------------------------
    Stephen Pesek              8       $8.6 billion          0             N/A              3       $247.6 million
    --------------------------------------------------------------------------------------------------------------
    Maureen Pettirossi         9       $8.6 billion          0             N/A              3       $247.6 million
    --------------------------------------------------------------------------------------------------------------
    Nevin Chitkara            21       $33.0 billion         2       $995.0 million        22       $8.1 billion
    --------------------------------------------------------------------------------------------------------------
    Stephen R. Gorham         21       $33.0 billion         2       $995.0 million        22       $8.1 billion
    --------------------------------------------------------------------------------------------------------------

    * Includes the Fund.

  With respect to the accounts identified in the table above, David R. Mannheim manages seven non-pooled investment vehicles with assets totaling $1.1 billion, Marcus Smith manages one non-pooled investment vehicles with assets totaling $24.3 million, Maureen Pettirossi manages one non-pooled investment vehicles with assets totaling $170.0 million, S. Ali Irfan manages one non-pooled investment vehicles with assets totaling $170.0 million, Stephen Pesek manages one non-pooled investment vehicles with assets totaling $170.0 million, Jose Luis Garcia manages two non-pooled investment vehicles with assets totaling $1.5 billion, and Thomas Melendez manages two non-pooled investment vehicles with assets totaling $1.5 billion, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

  POTENTIAL CONFLICTS OF INTEREST
  -------------------------------

  MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

  The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for a Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if a Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of a Fund's investments. Investments selected for funds or accounts other than a Fund may outperform investments selected for a Fund.

  When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, MFS believes that a Fund's ability to participate in volume transactions will produce better executions for the Fund.

  MFS does not receive a performance fee for its management of each Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

                                                                      APPENDIX G

                                           PROXY VOTING POLICIES AND PROCEDURES

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------

              SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004,
                        MARCH 15, 2005 AND MARCH 1, 2006

  Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

  The MFS Proxy Voting Policies and Procedures include:

  A. Voting Guidelines;

  B. Administrative Procedures;

  C. Monitoring System;

  D. Records Retention; and

  E. Reports.


  A. VOTING GUIDELINES

  1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

  MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

  MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

  As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

  From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

  These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

  2. MFS' POLICY ON SPECIFIC ISSUES

  ELECTION OF DIRECTORS
  ---------------------

  MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

  MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

  MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

  MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

  MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

  Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

  Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

  Vest management of the process in the company's independent directors, other than the nominee in question; and

  Outline the range of remedies that the independent directors may consider concerning the nominee.

  CLASSIFIED BOARDS
  -----------------

  MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

  NON-SALARY COMPENSATION PROGRAMS
  --------------------------------

  Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

  MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

  MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

  MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

  MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

  EXPENSING OF STOCK OPTIONS
  --------------------------

  While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

  EXECUTIVE COMPENSATION
  ----------------------

  MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

  EMPLOYEE STOCK PURCHASE PLANS
  -----------------------------

  MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

  "GOLDEN PARACHUTES"
  -------------------

  From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

  ANTI-TAKEOVER MEASURES
  ----------------------

  In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

  MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

  MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

  REINCORPORATION AND REORGANIZATION PROPOSALS
  --------------------------------------------

  When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

  ISSUANCE OF STOCK
  -----------------

  There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

  REPURCHASE PROGRAMS
  -------------------

  MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

  CONFIDENTIAL VOTING
  -------------------

  MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

  CUMULATIVE VOTING
  -----------------

  MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

  WRITTEN CONSENT AND SPECIAL MEETINGS
  ------------------------------------

  Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

  INDEPENDENT AUDITORS
  --------------------

  MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

  BEST PRACTICES STANDARDS
  ------------------------

  Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

  SOCIAL ISSUES
  -------------

  There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

  The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

  FOREIGN ISSUERS
  ---------------

  MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

  In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

  B. ADMINISTRATIVE PROCEDURES

  1. MFS PROXY REVIEW GROUP

  The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

  a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

  b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

  c. Considers special proxy issues as they may arise from time to time.

  2. POTENTIAL CONFLICTS OF INTEREST

  The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

  In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

  a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

  b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

  c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

  d. For all potential material conflicts of interest identified under clause
  (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

  The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

  3. GATHERING PROXIES

  Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

  MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

  4. ANALYZING PROXIES

  Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

  As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of the MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

  As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

  5. VOTING PROXIES

  In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

  C. MONITORING SYSTEM

  It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

  When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

  D. RECORDS RETENTION

  MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

  ----------
  (1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

  E. REPORTS

  MFS FUNDS

  MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include:
  (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor;
  (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

  ALL MFS ADVISORY CLIENTS

  At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

  Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                                                      APPENDIX H

  CERTAIN SERVICE PROVIDER COMPENSATION

  The Fund paid compensation for advisory services, administrative services, retirement plan administration and services, transfer agency services, and program management services over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix D to this Part I.

  INTERNATIONAL EQUITY FUND

                                               Net Amount       Net Amount
                    Net Amount                 Paid to MFS     Paid to MFSC      Aggregate
                   Paid to MFS     Amount      for General     for Transfer    Amount Paid
      Fiscal       for Advisory    Waived    Administrative       Agency       to MFS, MFSC
    Year Ended       Services      by MFS       Services        Services(1)       and MFD
  -----------------------------------------------------------------------------------------
  June 30, 2006     $11,076,238      $0         $194,151         $110,752       $11,381,140
  -----------------------------------------------------------------------------------------
  June 30, 2005      $5,724,099      $0         $0               $0             $0
  -----------------------------------------------------------------------------------------
  June 30, 2004      $2,953,350      $0         $0               $0             $0
  -----------------------------------------------------------------------------------------

  INTERNATIONAL RESEARCH EQUITY FUND

                                               Net Amount       Net Amount
                    Net Amount                 Paid to MFS     Paid to MFSC      Aggregate
                   Paid to MFS     Amount      for General     for Transfer    Amount Paid
      Fiscal       for Advisory    Waived    Administrative       Agency       to MFS, MFSC
    Year Ended       Services      by MFS       Services        Services(1)       and MFD
  -----------------------------------------------------------------------------------------
  June 30, 2006     $1,287,831       $0         $30,626          $12,878        $1,331,335
  -----------------------------------------------------------------------------------------
  June 30, 2005       $905,078       $0         $11,440           $9,202        $0
  -----------------------------------------------------------------------------------------
  June 30, 2004       $622,060       $0          $7,508           $6,328        $0
  -----------------------------------------------------------------------------------------

  LARGE CAP GROWTH FUND

                                               Net Amount       Net Amount
                    Net Amount                 Paid to MFS     Paid to MFSC      Aggregate
                   Paid to MFS     Amount      for General     for Transfer    Amount Paid
      Fiscal       for Advisory    Waived    Administrative       Agency       to MFS, MFSC
    Year Ended       Services      by MFS       Services        Services(1)       and MFD
  -----------------------------------------------------------------------------------------
  June 30, 2006       $160,216      $79,891     $14,138           $2,403        $176,757
  -----------------------------------------------------------------------------------------
  June 30, 2005       $286,354     $143,858      $4,045           $4,293        $0
  -----------------------------------------------------------------------------------------
  June 30, 2004     $1,067,223     $536,626     $16,116          $16,010        $0
  -----------------------------------------------------------------------------------------

  LARGE CAP VALUE FUND

                                               Net Amount       Net Amount
                    Net Amount                 Paid to MFS     Paid to MFSC      Aggregate
                   Paid to MFS     Amount      for General     for Transfer    Amount Paid
      Fiscal       for Advisory    Waived    Administrative       Agency       to MFS, MFSC
    Year Ended       Services      by MFS       Services        Services(1)       and MFD
  -----------------------------------------------------------------------------------------
  June 30, 2006     $592,894       $53,745      $22,741          $8,192         $623,827
  -----------------------------------------------------------------------------------------
  June 30, 2005     $641,868       $58,365      $0               $0             $0
  -----------------------------------------------------------------------------------------
  June 30, 2004     $781,896       $71,053      $0               $0             $0
  -----------------------------------------------------------------------------------------

  (1) In addition to the fees disclosed, the Fund reimbursed MFSC for certain out-of-pocket expenses and for payments made under agreements with third parties that provide shareholder services in an amount equal to $11,101 for MFS Institutional International
      Equity Fund, $132 for MFS Institutional International Research Equity Fund, $63 for
      MFS Institutional Large Cap Growth Fund, and $87 for MFS Institutional Large Cap Value
      Fund.

                                                                      APPENDIX I

                                             FINANCIAL INTERMEDIARY COMPENSATION

  Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation in the form of marketing support, program support, processing support, and/or other payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") from MFD's own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

  The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

  Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with a fund's purchase or sale of portfolio securities. However, the funds and MFS do not consider a financial intermediary's sale of shares of a fund as a factor when choosing brokers or dealers to effect portfolio transactions for the funds.

> OTHER MFD PAYMENTS

  Financial intermediaries may receive payments from MFD from MFD's own additional resources that fall within one or more of the following categories, each of which is described in greater detail below, as incentives to market the MFS funds, to cooperate with MFD's promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support:

  o Marketing Support Payments;

  o Program Support Payments;

  o Processing Support Payments; and

  o Other Payments.

  MARKETING SUPPORT PAYMENTS

  MFD may make payments to financial intermediaries that introduce or provide services to accounts that purchase shares of one or more of the funds. In the case of any one financial intermediary, marketing support payments generally will not exceed 10% of MFS first-year management fee revenues attributable to the accounts of such financial intermediary, as of the end of the calendar year. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time.

  PROGRAM SUPPORT PAYMENTS

  MFD also may make payments to certain financial intermediaries that provide services to MFD, the funds, or their shareholders through programs such as retirement programs or qualified tuition programs. In addition to the opportunity to participate in a financial intermediary's program, program support payments may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

  MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary and the level of assets attributable to and/or sales by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, at the end of each calendar year, 0.35% of the average net assets in the program attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time.

  PROCESSING SUPPORT PAYMENTS

  MFD may make payments to certain financial intermediaries involved with the sale of shares of the funds to help offset the financial intermediary's costs associated with the shareholder account maintenance support. The types of payments that MFD may make under this category include, among others, one-time payments for ancillary services, such as setting up funds on a financial intermediary's mutual fund trading system, or related consulting services.

  OTHER PAYMENTS

  From time to time, MFD, from MFD's own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of shares of the funds or servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for events or entertainment it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

> NASD MEMBER BROKER/DEALERS RECEIVING MARKETING SUPPORT, PROGRAM SUPPORT AND/OR
  PROCESSING SUPPORT PAYMENTS

  Set forth below is a list of the member firms of the NASD to which MFD expects as of [date] to make marketing support, program support and/or processing support payments with respect to the funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the broker/dealers identified in this list that have occurred since [date], are not reflected. In addition to member firms of the NASD, MFD also makes marketing support, program support and/or processing support payments to other financial intermediaries that sell or provide services to the funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of MFD. You should ask your financial intermediary if it receives marketing support, program support or processing support payments from MFD.

  [list]

> FINANCIAL INTERMEDIARIES RECEIVING PAYMENTS

  Set forth below is a list of financial intermediaries to which MFD expects (as of [date]) to make marketing support, program support, processing support and other payments with respect to the funds. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the financial intermediaries identified in this list that have occurred since [DATE], are not reflected.

    [LIST]

                                                                      APPENDIX J

  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  BROKERAGE COMMISSIONS
  ---------------------

  The following brokerage commissions were paid by certain Funds for the fiscal year ended June 30, 2006:

  ------------------------------------------------------------------------------
                    Fund                      Brokerage Commissions Paid By Fund
  ------------------------------------------------------------------------------
       International Equity Fund (IIE)                    $2,658,161
  ------------------------------------------------------------------------------
  International Research Equity Fund (IRE)                  $522,381
  ------------------------------------------------------------------------------
         Large Cap Growth Fund (ILC)                         $41,590
  ------------------------------------------------------------------------------
         Large Cap Value Fund (ILV)                          $45,406
  ------------------------------------------------------------------------------

  SECURITIES ISSUED BY REGULAR BROKER-DEALERS
  -------------------------------------------

  During the fiscal year ended June 30, 2006, certain Funds purchased securities issued by the following regular broker-dealers of those Funds, which had the following values as of June 30, 2006:

  -------------------------------------------------------------
          Fund/Broker-Dealer                Value of Securities
  -------------------------------------------------------------
              IIE/UBS AG                        $58,111,811
  -------------------------------------------------------------
              IRE/UBS AG                         $3,593,114
  -------------------------------------------------------------
          ILC/Citigroup, Inc.                      $428,875
  -------------------------------------------------------------
     ILC/Merrill Lynch & Co., Inc.                  $80,690
  -------------------------------------------------------------
          ILC/Morgan Stanley                       $191,526
  -------------------------------------------------------------
              ILC/UBS AG                           $221,594
  -------------------------------------------------------------
       ILV/Bank of America Corp.                   $910,860
  -------------------------------------------------------------
          ILV/Citigroup, Inc.                    $3,125,470
  -------------------------------------------------------------
     ILV/Goldman Sachs Group, Inc.               $3,004,087
  -------------------------------------------------------------
  ILV/Lehman Brothers Holdings, Inc.               $671,697
  -------------------------------------------------------------
     ILV/Merrill Lynch & Co., Inc.                 $541,177
  -------------------------------------------------------------
              ILV/UBS AG                         $1,161,723
  -------------------------------------------------------------

  TRANSACTIONS WITH RESEARCH FIRMS
  --------------------------------

  During the fiscal year ended June 30, 2006, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)

  ------------------------------------------------------------------------
                                                       Commissions Paid on
  Dollar Amount of Transactions                         Transactions With
  With Research Firms                                     Research Firms
  ------------------------------------------------------------------------
  International Equity Fund        $1,093,812,732           $1,976,912
  ------------------------------------------------------------------------
  International Research Equity Fund $245,813,905             $454,983
  ------------------------------------------------------------------------
  Large Cap Growth Fund               $31,145,533              $30,648
  ------------------------------------------------------------------------
  Large Cap Value Fund                $43,152,219              $40,004
  ------------------------------------------------------------------------

  ----------
  (1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                                                              APPENDIX K

                         RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

  --------------------------------------------------------------------------------------
                           Name of Recipient                       Purpose of Disclosure
  --------------------------------------------------------------------------------------
                            MSCI BARRA, Inc.                             Analytical Tool
  --------------------------------------------------------------------------------------
                             Bloomberg, L.P.                             Analytical Tool
  --------------------------------------------------------------------------------------
                           Board of Trustees                             Fund Governance
  --------------------------------------------------------------------------------------
                                       Bowne           Typesetting and Printing Services
  --------------------------------------------------------------------------------------
                                CDS/Computer                             Software Vendor
  --------------------------------------------------------------------------------------
                                   Checkfree                             Software Vendor
  --------------------------------------------------------------------------------------
                       Deloitte & Touche LLP    Independent Registered Public Accounting
                                                                                    Firm
  --------------------------------------------------------------------------------------
            eA Data Automation Services, LLC    Data Formatting and Organization Service
  --------------------------------------------------------------------------------------
               Eagle Investment Systems Corp                           Accounting System
  --------------------------------------------------------------------------------------
               FactSet Research Systems Inc.                             Analytical Tool
  --------------------------------------------------------------------------------------
                           GainsKeeper, Inc.                           Accounting System
  --------------------------------------------------------------------------------------
  GFP Acquisition Company, Inc. D.B.A. GCom2                             Software Vendor
                                   Solutions
  --------------------------------------------------------------------------------------
                               G.H. Dean Co.           Typesetting and Printing Services
  --------------------------------------------------------------------------------------
     Institutional Shareholder Services Inc.                      Proxy Service Provider
  --------------------------------------------------------------------------------------
                      Investor Tools Perform                             Analytical Tool
  --------------------------------------------------------------------------------------
                                   ITG, Inc.                             Analytical Tool
  --------------------------------------------------------------------------------------
                                 Lipper Inc.                     Publication Preparation
  --------------------------------------------------------------------------------------
                         The MacGregor Group                             Software Vendor
  --------------------------------------------------------------------------------------
                            Mark-it Partners                             Pricing Service
  --------------------------------------------------------------------------------------
        Massachusetts Financial Services Co.                             Fund Management
  --------------------------------------------------------------------------------------
                 MFS Funds Distributor, Inc.                           Fund Distribution
  --------------------------------------------------------------------------------------
                                   OMGEO LLC                             Software Vendor
  --------------------------------------------------------------------------------------
                                      Plexus                             Analytical Tool
  --------------------------------------------------------------------------------------
                                     Radianz                             Software Vendor
  --------------------------------------------------------------------------------------
                            Ropes & Gray LLP                               Legal Counsel
  --------------------------------------------------------------------------------------
                      Saloman Analytics Inc.                             Analytical Tool
  --------------------------------------------------------------------------------------
    Standard & Poor's Securities Evaluations                                Fund Pricing
                                    Services
  --------------------------------------------------------------------------------------
         State Street Bank and Trust Company                                   Custodian
  --------------------------------------------------------------------------------------
                    Wilshire Analytics/Axiom                             Analytical Tool
  --------------------------------------------------------------------------------------

  This list is current as of June 30, 2006, and any additions, modifications or deletions to the list that have occurred since June 30, 2006, are not reflected.

                                                                      APPENDIX L

                                                     DESCRIPTION OF BOND RATINGS

  The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

  MOODY'S INVESTORS SERVICE

  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

  AAA: Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

  AA: Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

  A: Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

  BAA: Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

  BA: Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

  B: Obligations rated "B" are considered speculative and are subject to high credit risk.

  CAA: Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

  CA: Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C: Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

  Note: Moody's applies numerical modifiers "1", "2" and "3" to each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.


  STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

  Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

  AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the applicable rating category.

  N.R.: Not rated.

  FITCH RATINGS

  International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).

  Investment Grade

  AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB: Good credit quality. "BBB" ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

  CC: Default of some kind appears probable.

  C: Default is imminent.

  RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

  D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

    o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

    o The bankruptcy filings, administration, receivership, liquidation, or other winding-up or cessation of business of an obligor; or

    o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

  Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

  Issuers will be rated "D" upon a default. Defaulted and distressed obligations typically are rated along the continuum of "C" to "B" ratings categories, depending upon their recovery prospects and other relevant characteristics.

  Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

  The modifiers "+" or "-`' may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the "AAA" Long-term ratings category, to categories below "CCC," or to Short-term ratings other than "F1." (The +/- modifiers are only used to denote issues within the "CCC" category, whereas issuers are only rated "CCC" without the use of modifiers.)

  INVESTMENT ADVISER
  MFS Investment Management
  500 Boylston Street, Boston, MA 02116
  (617) 954-5000

  DISTRIBUTOR
  MFS Fund Distributors, Inc.
  500 Boylston Street, Boston, MA 02116
  (617) 954-5000

  CUSTODIANS
  State Street Bank and Trust Company
  225 Franklin Street, Boston, MA 02110

  JP Morgan Chase Bank
  One Chase Manhattan Plaza
  New York, NY 10081

  SHAREHOLDER SERVICING AGENT
  MFS Service Center, Inc.
  500 Boylston Street, Boston, MA 02116
  Toll free: (800) 225-2606
  Mailing Address:
  P.O. Box 55824, Boston, MA 02205-5824

                           MFS(R) INSTITUTIONAL TRUST

                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
             MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND
                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                   MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND

                                     PART C


ITEM 23. EXHIBITS


         1 Amended and Restated Declaration of Trust, dated December 16, 2004. (20)

         2 (a) Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004. (21)

            (b) Appendix A, dated June 28, 2005, as revised February 21, 2006, to the Master Amended and Restated By-Laws, dated January 1, 2002. (22)


         3      Form of Share Certificate. (4)


         4 Investment Advisory Agreement for the Trust, dated January 1, 2002. (13)


         5  (a) Distribution Agreement by and between MFS Institutional
                Trust and MFS Fund Distributors, Inc., dated June 15, 1994. (5)

            (b) Dealer Agreement between MFS Fund Distributors, Inc. and a dealer, and the Mutual Fund Agreement between MFS Fund Distributors, Inc. and a bank, effective April 6, 2001. (12)

         6      Not Applicable.


         7  (a) Master Custodian Agreement between the Registrant and State
                Street Bank and Trust Company, dated July 2, 2001. (6)

            (b) Exhibit A, dated May 25, 2006, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company and JP Morgan Chase Bank, dated July 2, 2001. (23)

            (c) Amendment No. 2, dated May 2, 2003, to the Master Custodian
                Agreement with State Street Bank and Trust Company. (15)

            (d) Revised Schedule A as of September 30, 2005, to Amendment No. 2,
                dated July 2, 2001, to the Master Custodian Agreement with State Street Bank and Trust Company. (8)

            (e) Amendment, dated December 28, 2004, to the Master Custodian
                Agreement with State Street Bank and Trust Company. (14)


         8 (a) Amended and Restated Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, Inc. as Shareholder Servicing Agent dated November 30, 1995. (7)

            (b) Amendment to Exhibit B of the Shareholder Servicing Agent
                Agreement, dated April 1, 2003 to amend fee schedule. (11)

            (c) Amendment to Shareholder Servicing Agreements, dated February
                22, 2005. (9)


            (d) Dividend Disbursing Agency Agreement between the Registrant and
                State Street Bank and Trust Company, dated October 31, 1990. (5)

            (e) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (10)

            (f) Exhibit A, as revised April 25, 2006, to the Amended and
                Restated Master Administrative Services Agreement. (8)

         9 Opinion and Consent of Counsel, dated August 23, 2006; filed herewith.

         10 Consent of Auditors Deloitte & Touche LLP, dated August 24, 2006; filed herewith.


         11     Not Applicable.

         12 Investment representation letter from initial shareholder of MFS Institutional Emerging Markets Fixed Income Fund. (1)

         13     Not Applicable.

         14     Not Applicable.


         15     Reserved.

         16 (a) Code of Ethics as amended and restated effective January 1, 2006, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (19)


            (b) MFS Code of Ethics for Personal Trading and Conduct for
                Non-Management Directors of MFS, effective October 6, 2004. (3)

            (c) Code of Ethics for Non-Management Trustees effective January 1,
                2005. (17)


         Power of Attorney, dated September 1, 2005.  (21)
         Power of Attorney, dated November 1, 2005.  (16)
         Power of Attorney, dated April 25, 2006.  (2)


(1) Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on May 18, 1995.

(2) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006.

(3) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 53 filed with the SEC via EDGAR on November 1, 2004.
(4) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
(5) Incorporated by reference to Post-Effective Amendment No. 9 filed with the SEC via EDGAR on October 27, 1995.
(6) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(7) Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on February 8, 1996.

(8) Incorporated by reference to MFS Series Trust XIII (File Nos. 2-74959 and 811-3327) Post-Effective Amendment No. 35 filed with the SEC via EDGAR on May 17, 2006

(9) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.
(10) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(11) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005.
(12) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
(13) Incorporated by reference to Registrant's Post-Effective Amendment No. 23 as filed with the SEC via EDGAR on October 28, 2002.
(14) Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.
(15) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

(16) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 58 filed with the SEC via EDGAR on November 28, 2005.

(17) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.
(18) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 59 filed with the SEC via EDGAR on June 29, 2005.

(19) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on May 31, 2006.
(20) Incorporated by reference to Registrant's Post-Effective Amendment No. 26 filed with the SEC via EDGAR on August 29, 2005.
(21) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.
(22) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 48 filed with the SEC via EDGAR on February 24, 2006.
(23) Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 1 filed with the SEC via EDGAR on July 5, 2006.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable

ITEM 25. INDEMNIFICATION

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.


         Reference is hereby made to (a) Article V of Registrant's Declaration of Trust dated December 16, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 26 filed with the SEC via EDGAR on August 29, 2005; and (b) Section 9 of the Shareholder Servicing Agent Agreement, filed with the Registrant's Post-Effective Amendment No. 10 with the SEC via EDGAR on February 8, 1996.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GOVERNMENT LIMITED MATURITY FUND; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 8 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund); MFS SERIES TRUST II (which has one series: MFS Emerging Growth
Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities
Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities
Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 13 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); MFS SERIES TRUST XII (which has 5 series:
MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund; MFS SERIES TRUST XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income
Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has four series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is addressStreet500 Boylston Street, Boston, Massachusetts, 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is addressStreet500 Boylston Street, Boston, Massachusetts, 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

         The Directors of MFS are Robert C. Pozen, Robert J. Manning, Martin E. Beaulieu, Robin A. Stelmach, Donald A. Stewart, C. James Prieur, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, David A. Antonelli is an Executive Vice President and Chief Equity Officer, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer, Michael H. Whitaker is a Senior Vice President and Chief Compliance Officer and Joseph E. Lynch is the Assistant Treasurer.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS GOVERNMENT LIMITED MATURITY FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST II
         MFS SERIES TRUST III
         MFS SERIES TRUST IV
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST VII
         MFS SERIES TRUST VIII
         MFS SERIES TRUST IX
         MFS SERIES TRUST X
         MFS SERIES TRUST XI
         MFS SERIES TRUST XII
         MFS SERIES TRUST XIII
         MFS MUNICIPAL SERIES TRUST
         MFS VARIABLE INSURANCE TRUST
         MFS INSTITUTIONAL TRUST
         MFS MUNICIPAL INCOME TRUST
         MFS MULTIMARKET INCOME TRUST
         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST
         MFS CHARTER INCOME TRUST
         MFS SPECIAL VALUE TRUST

         J. Atwood Ives is the Chair, Maria F. Dwyer is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, Ellen Moynihan, a Senior Vice President of MFS and James O. Yost, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, Brian E. Langenfeld, Assistant Vice President and Counsel of MFS, Christopher R. Bohane, Susan A. Pereira and Timothy M. Fagan, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Special Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

         MFS/SUN LIFE SERIES TRUST

         J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary, Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         GLOBAL GOVERNMENTS VARIABLE ACCOUNT

         J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

         MFS FLOATING RATE INCOME FUND - (CAYMAN ISLANDS REGISTERED FUND) MFS MERIDIAN FUNDS, SICAV

         Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Tracy A. Atkinson is Treasurer, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

         MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, addressStreet22 Victoria Street, CityHamilton HM 12 placeBermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV ("SICAV Funds"). The SICAV Funds are organized in placecountry-regionLuxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Balanced Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, UK Equity Fund, US Dollar Money Market Fund, US Emerging Growth Fund, US Equity Fund, US Government Bond Fund, US High Yield Bond Fund, US Research Fund, US Strategic Growth Fund and US Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the placeCayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         Mark C. Rogers is Director and President, Paul T. Kirwan is the Treasurer, Mark N. Polebaum and Juliet Evans are the Secretaries, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan, Suzanne Michaud and Susan Newton are Assistant Secretaries and Thomas B. Hastings is the Assistant Treasurer, Timothy F. Tierney is the Tax Officer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative.

         MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

         Olivier Lebleu is Managing Director, Mitchell C. Freestone is a Director and Assistant Secretary and Barnaby Wiener is a Director. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan, Suzanne Michaud and Susan Newton are Assistant Secretaries, and Timothy F. Tierney is the SICAV Tax Officer.

         MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

         Robert J. Manning is the President and Advisory Board Member, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries, and Timothy F. Tierney is the Tax Officer.

         MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary and Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud and Susan Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Randolph J. Verzillo is the Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Mark D. Kaplan, Ethan D. Corey, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Thomas B. Hastings is the Assistant Treasurer and Timothy
F. Tierney is the Tax Officer.

         MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         Robert J. Manning is Director and Chairman of the Board, Maureen Leary-Jago is a Director and the President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Timothy F. Tierney is the Tax Officer.

         MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         Robert J. Manning is Chairman, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol Geremiah is the President, John F. O'Connor and David J. Picher are Senior Vice Presidents, Jeremy Kream is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Suzanne Michaud are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer.

         MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         Robert J. Manning is the Director and Chairman of the Board, Martin E. Beaulieu is the Director and President, Carol W. Geremia is the President, Paul
T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark
N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

         Joseph A. Kosciuszek and Carol W. Geremia are Directors, Takafumi Ishii is a Director and Representative Director, Yasuyuki Hirata is Director -Corporate Planning and Paul T. Kirwan is Statutory Auditor. Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton, Mitchell C. Freestone and Mark D. Kaplan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

         MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

         Eric G. Burns is Director and President, Paul F. Fichera, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Ethan D. Corey, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Clerks, Mark D. Kaplan is Clerk and Trust Officer and Timothy F. Tierney is the Tax Officer.

         MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

         Robert J. Manning, Carol W. Jeremiah and Donald A. Stewart are Managers, Mark N. Polebaum is the Secretary, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

         Robert J. Manning is the Director, Chairman of the Board and President, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer and Joseph Lynch is the Assistant Treasurer.

         MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of PostalCodeLuxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, PostalCodePostalCodeKirchberg, PostalCodeLuxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

         Maria F. Dwyer, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Thomas B. Hastings is Assistant Treasurer, Mark N. Polebaum is the Secretary and Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

         Martin E. Beaulieu and Robert C. Salipante are the Directors, Kevin J. Hart is the President, Trevor V. Graham is Director & Divisional Controller; Julia H. Holloway is Vice President and Chief Compliance Officer, Jane F. Jette is Financial/Operations Principal and Treasurer, George E. Maden is Vice President and Chief Compliance Officer, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart          Chief Executive Officer, Sun Life Assurance
                                    Company of PostalCodeCanada, Sun Life
                                    Centre, PostalCode150 King Street West,
                                    PostalCodeToronto, PostalCodeOntario,
                                    PostalCodeCanada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

         C. James Prieur            President and a Director, Sun Life Assurance
                                    Company of Canada, Sun Life Centre, 150 King
                                    Street West, Toronto, Ontario, Canada (Mr.
                                    Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                    Life)

         William W. Stinson         Non-Executive Chairman, Sun Life Financial
                                    and Sun Life Assurance Company of Canada,
                                    Sun Life Centre, 150 King Street West,
                                    Toronto, Ontario, Canada; Chairman,
                                    Westshore Terminals Income Fund, Vancouver,
                                    British Columbia; Director, Grant Forest
                                    Products Inc., Ontario, Canada and Trustee,
                                    Fording Canadian Coal Trust, Calgary,
                                    Alberta

         James C. Baillie           Counsel, Torys, Ontario, Canada; Chair,
                                    Independent Electricity Market Operator,
                                    Ontario, Canada; Chair, Corel Corporation,
                                    Ontario, Canada; Director, Sun Life
                                    Financial, Ontario Canada; Director, FPI
                                    Ltd., Newfoundland, Canada


ITEM 27. DISTRIBUTORS

         (a) Reference is hereby made to Item 26 above.

         (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                    NAME                                 ADDRESS

         Massachusetts Financial Services             500 Boylston Street
           Company (investment adviser)               Boston, MA 02116

         MFS Fund Distributors, Inc.                  500 Boylston Street
           (principal underwriter)                    Boston, MA 02116

         State Street Bank and                        State Street South
           Trust Company (custodian)                  5 - West
                                                      North Quincy, MA 02171

         J.P. Morgan Chase                            270 Park Avenue
                                                      New York, NY 10017

         MFS Service Center, Inc.                     500 Boylston Street
           (transfer agent)                           Boston, MA 02116


         Ropes & Gray                                 One International Place
           (counsel)                                  Boston, MA 02110


ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of August, 2006.

                                               MFS(R) INSTITUTIONAL TRUST


                                               By:        MARIA F. DWYER*
                                                  ------------------------------
                                               Name:      Maria F. Dwyer
                                               Title:     President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on August 25, 2006.

         SIGNATURE                        TITLE

MARIA F. DWYER*                President (Principal Executive Officer)
-------------------------
Maria F. Dwyer


TRACY A. ATKINSON*             Principal Financial and Accounting Officer
-------------------------
Tracy A. Atkinson


ROBERT E. BUTLER*              Trustee
-------------------------
Robert E. Butler


LAWRENCE H. COHN*              Trustee
-------------------------
Lawrence H. Cohn


DAVID H. GUNNING*              Trustee
-------------------------
David H. Gunning


WILLIAM R. GUTOW*              Trustee
-------------------------
William R. Gutow


MICHAEL HEGARTY*               Trustee
-------------------------
Michael Hegarty


J. ATWOOD IVES*                Trustee
-------------------------
J. Atwood Ives


ROBERT J. MANNING*             Trustee
-------------------------
Robert J. Manning


LAWRENCE T. PERERA*            Trustee
-------------------------
Lawrence T. Perera


ROBERT C. POZEN*               Trustee
-------------------------
Robert C. Pozen


J. DALE SHERRATT*              Trustee
-------------------------
J. Dale Sherratt


LAURIE J. THOMSEN*             Trustee
-------------------------
Laurie J. Thomsen


ROBERT W. UEK*                 Trustee
-------------------------
Robert W. Uek


                               *By:  SUSAN S. NEWTON
                                     -------------------------------------
                               Name: Susan S. Newton
                                     as Attorney-in-fact

                               Executed by Susan S. Newton on behalf of those indicated pursuant to (i) a Power of Attorney, dated September 1, 2005; incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005 (Atkinson); (ii) a Power of Attorney, dated November 1, 2005, incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 58 filed with the SEC via EDGAR on November 28, 2005 (Dwyer); and (iii) a Power of Attorney, dated April 25, 2006; incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006 (Trustees).

                                INDEX TO EXHIBITS

EXHIBIT NO.            DESCRIPTION OF EXHIBIT                           PAGE NO.

     9         Opinion and Consent of Counsel, dated August 23, 2006.

    10         Consent of Auditors Deloitte & Touche LLP, dated August 24, 2006.